EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report



                     SEPTEMBER 2004 MONTHLY OPERATING REPORT
        FOR THE FIVE WEEK PERIOD FROM AUGUST 29, 2004 TO OCTOBER 2, 2004

DEBTORS' ADDRESS:          Footstar, Inc.
                           1 Crosfield Avenue
                           West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
------------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Controls

                                                        Date: October 28, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report



                                TABLE OF CONTENTS




                                                                       Page
                                                                       ----

Condensed Consolidated Balance Sheet                                    3

Condensed Consolidated Statements of Operations                         4

Condensed Consolidated Statements of Cash Flows                         5

Notes to Condensed Consolidated Financial Statements                    6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheets                    15

Schedule 2:  Condensed Consolidating Statements of Operations          16

Schedule 3:  Total Disbursements by Debtor Entity                      17

Schedule 4:  Additional Information                                    18
             o  Cash Summary
             o  Accounts Receivable Aging Summary
             o  Summary of Unpaid Post-Petition Accounts Payable
             o  Summary of Taxes Payable

Schedule 5:  Certifications                                            20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                 October 2, 2004



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


ASSETS
------
Current Assets:
  Cash and cash equivalents                                   $       126.5
  Amounts due from retail sales                                        15.8
  Accounts receivable, net                                              9.0
  Inventories                                                         130.3
  Prepaid expenses and other current assets                            25.7
                                                              --------------
Total current assets                                                  307.3

  Property and equipment, net                                          46.4
  Intangible assets, net                                               12.1
  Deferred charges and other assets                                     5.3
                                                              --------------
Total Assets                                                  $       371.1
                                                              ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                            $        55.3
  Accrued expenses                                                     35.7
  Taxes payable                                                         9.7
                                                              --------------
Total current liabilities                                             100.7
  Long-term liabilities                                                40.2
                                                              --------------
Total liabilities not subject to compromise                           140.9
                                                              --------------
Liabilities subject to compromise:
  Secured liabilities                                                   7.1
  Unsecured liabilities                                               154.7
  Minority interests                                                   13.5
                                                              --------------
Total liabilities subject to compromise                               175.3
                                                              --------------

Minority interests                                                     17.0
                                                              --------------
Total Liabilities                                                     333.2
                                                              --------------

Shareholders' Equity:
  Common stock $.0l par value: 100,000,000 shares
  authorized, 30,999,839 shares issued                                  0.3
  Additional paid-in capital                                          337.6
  Treasury stock: 10,711,569 shares at cost                          (310.6)
  Unearned compensation                                                (0.6)
  Retained earnings                                                    11.2
                                                              --------------
Total Shareholders' Equity                                             37.9
                                                              --------------
Total Liabilities and Shareholders' Equity                    $       371.1
                                                              ==============


     See accompanying notes to condensed consolidated financial statements

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              For The Period From August 29, 2004 To October 2, 2004 and
                            Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                  Month of         Cumulative
                                                                                 September        Filing to Date
                                                                               --------------    ---------------

Net sales                                                                      $        67.8     $        495.4
Cost of sales                                                                           49.9              353.7
                                                                               --------------    ---------------
Gross profit                                                                            17.9              141.7

Store operating, selling, general and administrative expenses                           22.9              146.0
Depreciation and amortization                                                            1.7               16.3
Other income                                                                            (9.2)              (9.2)
Interest expense                                                                         0.3                9.2
                                                                               --------------    ---------------
   Income (loss) before reorganization expenses                                          2.2              (20.6)
                                                                               --------------    ---------------

Reorganization expenses:
  Store and distribution center closing and related
  asset impairment costs                                                                 0.5               33.8
  Gain on settlement of bankruptcy claims                                                  -               (0.7)
  Professional fees                                                                      1.2               10.5
                                                                               --------------    ---------------
Total reorganization expenses                                                            1.7               43.6
                                                                               --------------    ---------------

   Income (loss) before income taxes, minority interests and
   discontinued operations                                                               0.5              (64.2)
Benefit for income taxes                                                                (1.4)              (6.3)
                                                                               --------------    ---------------
  Income (loss) before minority interests and discontinued operations                    1.9              (57.9)

Minority interests in net loss of subsidiaries                                           2.7               12.0
Loss from discontinued Athletic Segment                                                 (0.9)             (58.1)
Gain (loss) from disposal of Athletic Segment                                           (0.6)              28.3
                                                                               --------------    ---------------

Net income (loss)                                                              $         3.1     $        (75.7)
                                                                               ==============    ===============


     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED STATEMENTS OF
                                   CASH FLOWS
             For The Period From August 29, 2004 To October 2, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                               Month of           Cumulative
                                                               September        Filing to Date
                                                            --------------     ---------------

Net cash (used in) provided by operating activities         $        (2.0)     $         45.9
                                                            --------------     ---------------

Cash flows provided by investing activities:
  Additions to property and equipment                                (0.2)               (2.4)
  Proceeds from sale of furniture and equipment                       0.2                 0.3
  Net proceeds from sale of Distribution Centers                     18.8                46.1
  Proceeds from sale of Shoezone                                      0.2                 5.4
  Proceeds from sale of Athletic Division                             2.7               221.3
                                                            --------------     ---------------
Net cash provided by investing activities                            21.7               270.7
                                                            --------------     ---------------

Cash flows used in financing activities:
  Repayments on notes payable                                           -              (207.1)
  Other                                                                 -                (0.1)
                                                            --------------     ---------------

Net cash used in financing activities                                   -              (207.2)
                                                            --------------     ---------------

Net increase in cash and cash equivalents                            19.7               109.4
Cash and cash equivalents, beginning of period                      106.8                17.1
                                                            --------------     ---------------

Cash and cash equivalents, end of period                    $       126.5      $        126.5
                                                            ==============     ===============


     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly its Athletic Segment, prior to its sale to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains.

2.   BANKRUPTCY FILING

Commencing March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350
(ASH)" (the "Chapter 11 cases"). As a debtor-in-possession, the Company is authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

The Company decided to seek bankruptcy protection after management determined it was unable to obtain necessary liquidity from its lending syndicate or additional debt or equity financing. The Company suffered a decline in its liquidity primarily resulting from the unprofitable results in the Athletic Segment, the reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

On March 26, 2004, the Company filed a motion seeking Court approval to conduct an auction accepting all types of bids with respect to its Athletic Segment, including, but not limited to going concern bids, liquidation bids, lease purchase bids, and any combination of the foregoing. On April 6, 2004, the Court established procedures for the sale (the "Procedures Order"). (See Note 5 regarding the sale of the Athletic Segment).

Within the Meldisco Segment, the Company has exited the footwear departments in 26 stores operated by subsidiaries of Federated Department Stores, Inc. ("Federated"), has exited the footwear departments in 44 Gordmans, Inc. ("Gordmans") stores, has closed 13 Shoe Zone stores and has sold 26 Shoe Zone stores in Puerto Rico. The estimated cost of exiting the footwear departments of Federated and Gordmans was approximately $8.0 million, of which approximately $1.0 million was recorded in September. The estimated loss on the sale of Shoe Zone, including the cost of closing stores not sold, was approximately $9.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


Under the Bankruptcy Code, the Company has the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against the Company in the Court in accordance with the Bankruptcy Code. The Company expects that as a result of its rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, the Company may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including the Company's cure of all prior defaults, including liabilities there under arising prior to the Petition Date. The Company expects that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on its consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against the Company, the Company is unable to project the magnitude of such claims with any degree of certainty. The Company has incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

Under the Procedures Order, the Company pursued the sale of certain other assets, including its distribution centers in Mira Loma, California ("Mira Loma"), and Gaffney, South Carolina ("Gaffney"). The Company sold Mira Loma to Thrifty Oil Co. ("Thrifty") for approximately $28 million. Pursuant to the terms of the pertinent sales documents, Thrifty has leased Mira Loma to FMI International LLC, a logistics provider, which has agreed to provide the Company with warehousing and distribution services for Meldisco for the next eight years under an operating lease agreement. The sale of Mira Loma closed on July 22, 2004 and resulted in a loss of approximately $23.3 million. On August 20, 2004, the Company announced that it had entered into an agreement to sell Gaffney to Automated Distributions Systems, L.P., a logistics provider, for approximately $15.1 million and as a result, the Company recorded an asset impairment charge of $3.2 million. As per bankruptcy guidelines, an auction was held on September 14, 2004 to solicit other bids and the final purchase price was approximately $20.2 million ($18.8 million after closing expenses). The sale of Gaffney closed on September 28, 2004. The final purchase price resulted in a gain of $3.7 million based upon the impaired value of the asset, which was recorded in the month ended October 2, 2004. Approximately $2.1 million of the gain was applicable to Meldisco and $1.6 million applicable to Gain (loss) from disposal of Athletic Segment. In addition, losses of approximately $4.2 million related to the disposition of assets were recorded in September, of which $1.7 million were applicable to Meldisco and $2.5 million to Gain (loss) from disposal of Athletic Segment.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


In order to exit Chapter 11 successfully, the Company will need to propose and obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. The Bankruptcy Code provides the Company with the exclusive right to propose a Chapter 11 plan for a period of 120 days from the Petition Date. The Court has extended the Company's period of exclusivity through November 12, 2004. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11, if at all. The Company's future results depend on the timely and successful confirmation and implementation of a Chapter 11 plan.

3.   BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") is in a format prescribed by the applicable bankruptcy laws. The information in the MOR has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting. The Company reports its operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of September results reflect a five week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

On September 3, 2004, the Company filed its Form 10-K for the fiscal year ended December 28, 2002 with the Securities and Exchange Commission. This filing included financial results for 2002 and restated financial results for 2001 and 2000. Accordingly, the originally issued financial statements for the restated periods should no longer be relied upon. The Company is currently processing adjustments related to 2002 and prior and is in the process of finalizing the results for fiscal 2003, which will result in future retained earnings adjustments.

The unaudited information in the MOR is subject to further review and potential adjustments and is not necessarily indicative of the results that may be expected for the period ending October 2, 2004. The Company has completed or is in the process of completing several significant transactions. The Company has utilitized certain estimates in recording these transactions and upon finalization of the closing of these transactions, these estimates may be subject to revision. Any changes to these estimates will be reflected in future periods. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's future publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization. The Company has not filed a Chapter 11 plan as of this date and such plan, when and if filed, will be subject to acceptance by the required creditors and approval by the Court.

Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

The MOR has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Court set July 30, 2004 as the latest date for which proof of claims can be filed by the creditors of the Company and August 30, 2004 for government entities (excluding the U.S. Internal Revenue Service for which the date is October 29, 2004) for amounts relating to periods prior to the Petition Date (pre-petition liabilities). See Note 7. As a result, the Company has not completed the process of reconciling its pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports.

4.   THE DIP AND EXIT CREDIT FACILITY

Effective March 4, 2004, the Company entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement provided a secured credit facility consisting of revolving loans of up to $240.0 million (including a sub-limit of $75 million for letters of credit) and a term loan of $60.0 million. The DIP Credit Agreement had a term of two years.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


As a result of the recent aforementioned asset sales and other restructuring activities the DIP Credit Agreement was amended on May 11, 2004 to, among other things, reduce the amount of DIP financing available for the operating needs of the Company's smaller business base. By Court order dated July 22, 2004, the Debtors further amended the DIP Credit Agreement to also provide for financing upon emergence from Chapter 11 (as so amended, the "DIP and Exit Facility"). Under the DIP and Exit Facility, the Company will have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit, subject to a borrowing base formula based upon inventory and accounts receivable. Upon emergence from Chapter 11, the Company may, at its option, convert the DIP and Exit Facility to post-emergence financing ("Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. Borrowings under the DIP and Exit Facility will bear interest at Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at the Company's option, with the applicable margin at any time based on excess availability levels.

The DIP and Exit Facility has a term not to exceed five years from the Petition Date, including the period during which the Company operates as a debtor-in-possession. The Exit Facility term will be three years, as long as the DIP lending period does not exceed two years. As of October 2, 2004, there were no loans outstanding under the DIP and Exit Facility.

The DIP and Exit Facility is secured by substantially all of the assets of the Company and its subsidiaries and contains various affirmative and negative covenants, representations, warranties and events of default to which the Company is subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After the Company's emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, the Company will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting the Company's business, operations, property, assets, or condition, and that the Master License Agreement underlying the agreements that the Company maintains with Kmart is in full force and effect and not in default. A failure by the Company to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. The lenders have extended the time for the delivery of the 2003 consolidated financial statements and certain compliance certifications until the earlier to occur of January 31, 2005 or the date the Company emerges from Chapter 11.

5.   DISCONTINUED OPERATIONS - ATHLETIC SEGMENT

As part of its initial restructuring plans, after filing for Chapter 11 the Company closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

The Company obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of the Debtors' 88 Just For Feet locations. In connection therewith, the Company employed Hilco Merchant Resources LLC to act as the Company's liquidation agent to maximize the value of the inventory at these stores.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), the Company employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $71.2 million prior to mitigation. As of October 2, 2004, the Company has mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $52.3 million. Of this amount, $3.1 million has been paid to date resulting in a remaining obligation of $49.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, the Company received Court approval to sell to certain affiliates of Foot Locker, Inc. (collectively "Foot Locker") 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations which were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to the Company. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, the Company has reported the results of the discontinued Athletic Segment as a separate component of operations. As of October 2, 2004 the estimated gain on the sale of the Athletic Segment, including the effect of closing the underperforming stores, is approximately $28.3 million. The $28.3 million will increase by the amount of the escrowed cash that is released to the Company. The final allocation of the purchase price may result in an adjustment between the gain from disposal and the loss from discontinued operations of the Athletic Segment.

6.   MELDISCO'S RELATIONSHIP WITH KMART

The business relationship between Meldisco and Kmart is extremely important to the Company, particularly now that the Company has exited all of its Athletic Segment businesses and some of its other Meldisco businesses. The loss of Meldisco's Kmart operation, a significant reduction in customer traffic in Kmart stores, or the closing of a significant number of additional Kmart stores would have a material adverse effect on the Company. The Master License Agreement and the license agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances. The initial term of the Master License Agreement expires July 1, 2012 and is renewable thereafter for 15-year terms upon mutual agreement, unless otherwise terminated, as defined.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report

Under the Master License Agreement, Kmart may audit the books and records of the Shoemart Subsidiaries. In addition, the Company may audit the deductions taken by Kmart from the weekly sales proceeds. These audits for fiscal years 1999-2003 are in process. On August 12, 2004, the Company filed its motion to assume the Master License Agreement. If the Bankruptcy Court authorizes the assumption of the Master License Agreement, section 365 of the Bankruptcy Code requires the Company to cure existing defaults under the Master License Agreement. Kmart has objected to this motion. The Bankruptcy Code characterizes such cure obligations as administrative expenses of the Debtors' estate. The Company estimates that it owes Kmart approximately $18 million as cure for defaults under the master License Agreement. Kmart asserts that the Company owes Kmart approximately $56 million in cure obligations under the Master License Agreement. The dispute will be resolved in connection with the Debtors' motion to assume the Master License Agreement.

In June 2004 and August 2004, Kmart announced the sale of an additional 54 and 18 stores to other retailers, respectively. The effect of these additional store closings could have a material adverse effect on the financial position and results of operations of the Company.

7.   LIABILITIES SUBJECT TO COMPROMISE

In the Condensed Consolidated Balance Sheet, the caption "Liabilities subject to compromise" reflects the Company's current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, the Debtors have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of its pre-petition obligations. The Debtors have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim. As previously noted, the bar date for creditors was July 30, 2004 and the bar date for government entities was August 30, 2004 (excluding the U.S. Internal Revenue Service for which the date was October 29, 2004). Differences between liability amounts recorded by the Debtors and claims filed by creditors will be reconciled and, if necessary, the Court will make a final determination of allowable claims. The Debtors will continue to evaluate the amount of its pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


8.   LEGAL PROCEEDINGS

The Company and certain of its directors and officers were defendants in two derivative suits (consolidated into a single action) and several purported class action lawsuits (also consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

With Court approval, Footstar and the relevant individual parties have mutually agreed to resolve the claims made in the derivative complaints, without any admission of liability, for $9.2 million, all of which was funded with insurance proceeds. The $9.2 million has been paid to the Company and recorded as other income in the accompanying consolidated statements of operations. Footstar has received approval from the court before which this litigation was pending dismissing it with prejudice.

With Court approval, Footstar and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. Footstar is in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

9.   REORGANIZATION EXPENSES- PROFESSIONAL FEES

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $1.6 million and $17.7 million for the current period and filing to date period, respectively. Of this amount, $0.4 million and $7.2 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.  INCOME TAXES

The Company has established a valuation allowance for its deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

The Company records a provision for taxes on the earnings of the Company's 51%-owned subsidiaries as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, the Company provides for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


11.  ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.  CONSOLIDATING SCHEDULES

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for the Company's reportable segments. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. The Company allocates various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                     CONDENSED CONSOLIDATING BALANCE SHEETS
                                   (Unaudited)
                              (amounts in millions)

                                 October 2, 2004

                                                                                                       SCHEDULE 1

                                                          Athletic        Meldisco
                                                          Division        Division       Corporate       Total
                                                         ------------    -----------    ------------   ------------
ASSETS
------
Current Assets:
  Cash and cash equivalents                              $       0.1     $      0.2     $     126.2    $     126.5
  Amounts due from retail sales                                  0.1           15.7               -           15.8
  Accounts receivable, net                                       1.8            5.7             1.5            9.0
  Inventories                                                      -          133.6            (3.3)         130.3
  Prepaid expenses and other current assets                      0.8           17.8             7.1           25.7
  Intercompany                                                 220.9          447.1          (668.0)             -
                                                         ------------    -----------    ------------   ------------
Total current assets                                           223.7          620.1          (536.5)         307.3

  Property and equipment, net                                    3.0            3.8            39.6           46.4
  Intangible assets, net                                           -              -            12.1           12.1
  Deferred charges and other assets                              1.7            0.3             3.3            5.3
                                                         ------------    -----------    ------------   ------------
Total Assets                                             $     228.4     $    624.2     $    (481.5)   $     371.1
                                                         ============    ===========    ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
  Accounts payable                                       $      (1.3)    $     55.0     $       1.6    $      55.3
  Accrued expenses                                               1.5           12.4            21.8           35.7
  Taxes payable                                                  7.0           (2.4)            5.1            9.7
                                                         ------------    -----------    ------------   ------------
Total current liabilities                                        7.2           65.0            28.5          100.7
  Long-term liabilities                                            -              -            40.2           40.2
                                                         ------------    -----------    ------------   ------------
Total liabilities not subject to compromise                      7.2           65.0            68.7          140.9
                                                         ------------    -----------    ------------   ------------
Liabilities subject to compromise:
  Secured liabilities                                              -              -             7.1            7.1
  Unsecured liabilities                                        103.2           38.5            13.0          154.7
  Minority interests                                               -           13.5               -           13.5
                                                         ------------    -----------    ------------   ------------
Total liabilities subject to compromise                        103.2           52.0            20.1          175.3
                                                         ------------    -----------    ------------   ------------

Minority interests                                                 -           17.0               -           17.0
                                                         ------------    -----------    ------------   ------------
Total Liabilities                                              110.4          134.0            88.8          333.2
                                                         ------------    -----------    ------------   ------------

Shareholders' Equity:
  Common stock                                                     -              -             0.3            0.3
  Additional paid-in capital                                   264.7          111.0           (38.1)         337.6
  Treasury stock                                                   -              -          (310.6)        (310.6)
  Unearned compensation                                            -              -            (0.6)          (0.6)
  Retained earnings (deficit)                                 (146.7)         379.2          (221.3)          11.2
                                                         ------------    -----------    ------------   ------------
Total Shareholders' Equity (Deficit)                           118.0          490.2          (570.3)          37.9
                                                         ------------    -----------    ------------   ------------
Total Liabilities and Shareholders' Equity (Deficit)     $     228.4     $    624.2     $    (481.5)   $     371.1
                                                         ============    ===========    ============   ============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             For The Period From August 29, 2004 To October 2, 2004
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                                       SCHEDULE 2

                                                          Athletic       Meldisco
                                                          Division       Division      Corporate         Total
                                                        ------------   ------------  -------------   -------------

Net sales                                               $         -    $      67.8   $         -     $       67.8
Cost of sales                                                     -           52.1           (2.2)           49.9
                                                        ------------   ------------  -------------   -------------
  Gross profit                                                    -           15.7            2.2            17.9

Store operating, selling, general and
administrative expenses                                           -           20.9            2.0            22.9
Depreciation and amortization                                     -            1.1            0.6             1.7
Other income                                                      -              -           (9.2)           (9.2)
Interest (income) / expense                                       -           (1.2)           1.5             0.3
                                                        ------------   ------------  -------------   -------------
Income (loss) before reorganization expenses                      -           (5.1)           7.3             2.2
                                                        ------------   ------------  -------------   -------------

Reorganization expenses:
  Store and distribution center closing
  and related asset impairment costs                              -            0.5              -             0.5
  Gain on settlement of bankruptcy claims                         -              -              -               -
  Professional fees                                               -            1.2              -             1.2
                                                        ------------   ------------  -------------   -------------
Total reorganization expenses                                     -            1.7              -             1.7
                                                        ------------   ------------  -------------   -------------

  Income (loss) before income taxes,
  minority interests and discontinued
  operations                                                      -           (6.8)           7.3             0.5
Benefit for income taxes                                          -           (1.4)             -            (1.4)
                                                        ------------   ------------  -------------   -------------
  Income (loss) before minority interests
  and discontinued operations                                     -           (5.4)           7.3             1.9

Minority interests in net loss of subsidiaries                    -            2.7              -             2.7
Loss from discontinued Athletic Segment                        (0.9)             -              -            (0.9)
Loss from disposal of Athletic Segment                         (0.6)             -              -            (0.6)
                                                        ------------   ------------  -------------   -------------

  Net (loss) income                                     $      (1.5)   $      (2.7)  $        7.3    $        3.1
                                                        ============   ============  =============   =============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report

                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From August 29 to October 2, 2004 amounted to $61.310 million.




See attached Exhibit 1 for details on an entity-by-entity basis.



--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                   EXHIBIT #1
                            SEPTEMBER MOR SCHEDULE 3
                            ------------------------



CASE NO. 04-               DEBTOR                                                                           TOTAL
                                                                                                        DISBURSEMENTS
22350            Footstar, Inc.                                                                                   0
22351            Footstar Corporation                                                                    14,904,653
22352            Apache-Minnesota Thom Mcan, Inc.                                                                 0
22353            ATHLETIC ATTIC OF TEXAS, INC.                                                                    0
22354            Athletic Center, Inc.                                                                        1,174
22355            Feet Center, Inc.                                                                                0
22356            Feet of Colorado, Inc.                                                                       6,080
22357            Footaction Center, Inc.                                                                         93
22358            Footstar Center, Inc.                                                                            0
22359            FWS I, INC.                                                                                      0
22360            FWS II, INC.                                                                                     0
22361            LFD I, INC.                                                                                      0
22362            LFD II, INC.                                                                                     0
22363            Mall of America Fan Club, Inc.                                                               4,295
22364            Meldisco H.C., Inc.                                                                         72,381
22365            Miles Shoes Meldisco Lakewood, Colorado, Inc.                                               33,054
22366            SHOE ZONE CENTER, INC.                                                                           0
22367            STELLAR WHOLESALING, INC.                                                                   42,407
22368            Nevada Feet, Inc.                                                                                0
22369            CONSUMER DIRECT WAUSAU, INC.                                                                     0
22370            CD SERVICES LLC                                                                                  0
22371            Footstar HQ, LLC                                                                                 0
22372            FA SALES LLC                                                                                     0
22373            CDIRECT, INC.                                                                                    0
22374            LFD Operating, Inc.                                                                              0
22375            LFD Today, Inc.                                                                                  0
22376            Feet HQ, Inc.                                                                              610,347
22377            FA HQ, Inc.                                                                                  3,192
22378            AP LLC                                                                                           0
27000            MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                               3,887
27001            MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                               0
27002            MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                3,526
27003            MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                           212
27004            MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                         0
27005            MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                           3,991
27006            MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                           0
27007            MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                                   0
27008            MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                   4,885
27009            MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                                  7
27010            MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                              669
27011            MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                               0
27012            MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                                11
27013            MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                        0
27014            MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                          4,570
27015            MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                                165
27016            MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                                  0
27017            MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                       71
27018            MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                                0


                                       1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27019            MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                   89
27020            MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                       0
27021            MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                             992
27022            MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                               474
27023            MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                                 0
27024            MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                    0
27025            MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                                   566
27026            MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                              720
27027            MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                                  873
27028            MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                           674
27029            MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                                  0
27030            MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                       0
27031            MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                4,064
27032            MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                                  0
27033            MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                              6,681
27034            MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                    0
27035            MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                         0
27036            MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                                0
27037            MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                     0
27038            MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                    0
27039            MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                                0
27040            SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                       22,722
27041            SHOE ZONE #8415                                                                             23,550
27042            MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                            1,080
27043            SHOE ZONE #8414                                                                             18,329
27044            MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                              839
27045            SHOE ZONE FAIRWAY CENTER, INC.                                                                   0
27046            SHOE ZONE #8418                                                                             14,865
27047            SHOE ZONE 8432, INC.                                                                        18,636
27048            MELDISCO/PAY LESS YELM, WA., INC.                                                              704
27049            MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                  212
27050            SHOE ZONE 8439, INC.                                                                        24,218
27051            MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                          679
27052            MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                          19,088
27053            MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                          685
27054            MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                              616
27056            MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                                760
27057            SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                             21,100
27058            SHOE ZONE #8412                                                                             17,404
27059            MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                             1,183
27060            MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                      1,303
27061            MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                       810
27062            SHOE ZONE 8428, INC.                                                                        16,318
27063            SHOE ZONE 8421, INC.                                                                        15,698
27064            MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                               740
27065            MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                                   0
27067            SHOE ZONE 8436, INC.                                                                        15,359
27068            WESTHEIMER SHOE ZONE, INC.                                                                   1,388
27069            SHOE ZONE 8433, INC.                                                                        17,286
27070            MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                   789
27071            MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                             1,107
27072            MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                           207
27073            MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                       937
27074            MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                        746
27075            SUNLAND SHOE ZONE, INC.                                                                          0
27076            SHOE ZONE #8400                                                                             22,441
27077            SHOE ZONE #8401                                                                             16,959


                                       2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27078            SHOE ZONE #8402                                                                             19,648
27079            SHOE ZONE #8403                                                                             28,148
27080            MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                             1,023
27081            SHOE ZONE #8419                                                                             21,425
27082            SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                   800
27083            MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                                 47
27084            SHOE ZONE #8406                                                                             21,157
27085            SHOE ZONE #8404                                                                             26,975
27086            SHOE ZONE #8407                                                                             26,842
27087            SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                         28,316
27088            SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                               24,015
27089            SHOE ZONE 8435, INC.                                                                        16,640
27090            MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                                 980
27091            SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                             3,497
27092            MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                               0
27093            MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                       0
27094            MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                       0
27095            MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                                0
27096            MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                            0
27097            MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                                   0
27098            MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                                0
27099            MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                       0
27100            MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                      0
27101            MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                     0
27102            MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                 1,092
27103            MELDISCO/PAY LESS SANDY, UT., INC.                                                             534
27104            MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                                0
27105            MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                       0
27106            MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                 3,577
27107            MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                    0
27108            MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                              0
27109            MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                     0
27110            MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                         0
27111            MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                                 0
27112            MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                            0
27113            MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                                   0
27114            MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                                 0
27115            MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                               0
27116            KLECKLEY AVENUE SHOE ZONE, INC.                                                              1,608
27117            MELDISCO - MCE 100 MAIN ST., NY., INC.                                                           0
27118            MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                          0
27119            MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                       0
27120            MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                        0
27121            MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                     0
27122            MELDISCO - GORD 4401 27TH ST., IL., INC.                                                         0
27123            MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                                910
27124            MELDISCO - GORD 4600 VINE ST., NE., INC.                                                         0
27125            MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                                   0
27126            BELLAIRE GESSNER SHOE ZONE, INC.                                                               572
27127            MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                      0
27128            SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                              483
27129            MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                      0
27130            MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                      0
27131            MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                                 286
27132            MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                    0
27133            MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                        0
27134            MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                        0


                                       3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27135            MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                        1,434
27136            MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                       0
27137            MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                     0
27138            MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                     0
27139            MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                       0
27140            MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                2,287
27141            MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                   444
27142            MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                                  0
27143            MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                               0
27144            MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                        985
27145            MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                              1,264
27146            MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                               708
27147            MELDISCO/PAY LESS CANBY, OR., INC.                                                             204
27148            MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                          976
27149            MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                   723
27150            MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                               418
27151            MELDISCO/PAY LESS BREMERTON, WA., INC.                                                       1,071
27152            MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                       612
27153            MELDISCO/PAY LESS BLAINE, WA., INC.                                                          1,398
27154            MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                                 1,395
27155            MELDISCO/PAY LESS ASHLAND, OR., INC.                                                           976
27156            MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                       521
27157            MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                        914
27158            MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                           1,327
27159            MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                              752
27160            MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                             1,309
27161            MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                                  582
27162            MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                                  274
27163            MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                                 0
27164            MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                 13,213
27165            MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                     0
27166            MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                                 0
27167            MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                            2,034
27168            MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                                  601
27169            MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                    901
27170            MELDISCO - MCE 420 FULTON ST., NY., INC.                                                    10,289
27171            MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                     0
27172            MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                           510
27173            MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                               956
27174            MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                 5,527
27175            MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                      9
27176            MELDISCO/PAY LESS ANACORTES, WA., INC.                                                       1,590
27177            MELDISCO/PAY LESS ALOHA, OR., INC.                                                             772
27178            MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                          945
27179            MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                    644
27180            Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                       0
27181            MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                       528
27182            MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                    0
27183            MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                    548
27184            MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                              0
27185            MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                             0
27186            MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                                   0
27187            MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                            0
27188            ROCKLAND PLAZA SHOE ZONE, INC.                                                                   0
27189            NORTHLINE MALL SHOE ZONE, INC.                                                                   0
27190            MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                    0
27191            MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                     0


                                       4

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27192            MELDISCO - MCW 414 K ST., CA., INC.                                                              0
27193            MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                                0
27194            MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                       0
27195            MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                             0
27196            SHARPSTOWN SHOE ZONE, INC.                                                                   2,102
27197            MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                              927
27198            MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                                   727
27199            MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                      1,200
27200            MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                      799
27201            MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                     0
27202            MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                                   0
27203            MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                    541
27204            MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                                0
27205            MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                                   0
27206            MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                      0
27207            MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                     0
27208            MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                           902
27209            MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                             556
27210            MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                                   972
27211            MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                  1,006
27212            MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                              401
27213            MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                                 76
27214            MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                   167
27215            MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                                664
27216            MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                           584
27217            MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                              2,056
27218            MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                                364
27219            MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                               646
27220            MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                     0
27221            MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                      0
27222            MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                                 0
27223            MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                             0
27224            MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                     1,249
27225            MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                 1,179
27226            MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                              864
27227            MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                               639
27228            MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                      0
27229            MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                     892
27230            MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                          1,051
27231            MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                    0
27232            MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                      908
27233            MELDISCO/PAY LESS PULLMAN, WA., INC.                                                           515
27234            MELDISCO/PAY LESS RENTON, WA., INC.                                                              0
27235            MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                      1,040
27236            MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                                  0
27237            MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                    0
27238            MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                                   0
27239            MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                     0
27240            MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                       0
27241            MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                          0
27242            MELDISCO/PAY LESS STANWOOD, WA., INC.                                                        1,866
27243            MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                                 471
27244            MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                          1,389
27245            MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                     572
27246            MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                                794
27247            MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                              944
27248            MELDISCO/PAY LESS 12TH ST, CO., INC.                                                           687


                                       5

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27249            MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                               349
27250            MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                                978
27251            MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                     650
27252            MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                                  671
27253            MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                              1,118
27254            MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                                 410
27255            MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                             768
27256            MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                           1,688
27257            MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                    1,173
27258            MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                        860
27259            MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                       685
27260            MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                                451
27261            MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                  1,252
27262            MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                                   574
27263            MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                                 951
27264            MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                                   527
27265            MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                                1,293
27266            MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                    859
27267            MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                                 403
27268            MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                             701
27269            MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                               436
27270            MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                                1,067
27271            MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                               928
27272            MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                      0
27273            MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                            540
27274            MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                                750
27275            MELDISCO/PAY LESS YUMA, AZ., INC.                                                            1,277
27276            MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                               934
27277            MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                                  869
27278            MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                                 782
27279            MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                     511
27280            MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                     2,503
27281            MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                    1,021
27282            MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                          764
27283            MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                    679
27284            MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                         584
27285            MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                    803
27286            MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                   1,094
27287            MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                    836
27288            MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                          1,113
27289            MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                                 0
27290            MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                   701
27291            MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                      391
27292            MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                                1,681
27293            MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                                   582
27294            MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                          593
27295            MELDISCO/PAY LESS LITTLETON, CO., INC.                                                         961
27296            MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                      0
27297            MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                     0
27298            MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                             1,417
27299            MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                                  455
27300            MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                    2,100
27301            MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                       6
27302            MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                        0
27303            MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                                987
27304            Galleria Pavilion Feet, Inc.                                                                     0
27305            MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                                 2,970


                                       6

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27306            MELDISCO K-M MCGALLIARD RD IND INC                                                          23,480
27307            MELDISCO K-M LANCASTER, OHIO, INC.                                                          23,524
27308            MELDISCO K-M MIAMI, FLA., INC.                                                              49,230
27309            MELDISCO K-M MADAWASKA, MAINE, INC.                                                         11,414
27310            MELDISCO K-M MARATHON, FLA., INC.                                                           20,768
27311            MELDISCO K-M MARTINEZ, GA., INC.                                                            14,460
27312            MELDISCO K-M JESUP, GA., INC.                                                               17,659
27313            MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                                  19,969
27314            MELDISCO K-M HURON, S.D., INC.                                                              23,402
27315            MELDISCO K-M HOLYOKE, MASS., INC.                                                           47,378
27316            MELDISCO K-M HIGHWAY 58, TENN., INC.                                                        14,683
27317            MELDISCO K-M CONNERSVILLE IND INC                                                           14,126
27318            MELDISCO K-M LACEY, WASH., INC.                                                             31,080
27319            MELDISCO K-M KINGMAN, ARIZ., INC.                                                           21,500
27320            MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                         19,049
27321            MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                                  25,084
27322            MELDISCO K-M MOORESTOWN, N.J., INC.                                                         27,041
27323            MELDISCO K-M LAKE ST., MINN., INC.                                                          83,817
27324            MELDISCO K-M DEPEW, N.Y., INC.                                                              42,264
27325            MELDISCO K-M DAVENPORT, IA., INC.                                                           15,003
27326            MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                     24,271
27327            MELDISCO K-M FRANKFORT, KY., INC.                                                           18,466
27328            MELDISCO K-M FAIRHAVEN, MASS., INC.                                                         45,600
27329            MELDISCO K-M ELKTON, MD., INC.                                                              33,306
27330            MELDISCO K-M DOUGLASVILLE, GA., INC.                                                        15,455
27331            MELDISCO K-M SMITHFIELD, N.C., INC.                                                         13,872
27332            MELDISCO K-M HERTEL AVE., N.Y., INC.                                                        47,974
27333            MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                     14,817
27334            MELDISCO K-M SPRINGFIELD, ORE., INC.                                                             0
27335            MELDISCO K-M SOLON, OHIO, INC.                                                              24,437
27336            MELDISCO K-M ALGONA, IOWA, INC.                                                             16,418
27337            CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                      22,364
27338            MELDISCO K-M WOODBURY AVE., N.H., INC.                                                      17,565
27339            MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                                 33,018
27340            MELDISCO K-M SUPERIOR, WISC., INC.                                                          21,014
27341            MELDISCO K-M ANAHEIM, CAL., INC.                                                            27,254
27342            MELDISCO K-M BEAUFORT, S.C., INC.                                                           21,409
27343            MELDISCO K-M AURORA AVE., WASH., INC.                                                       36,471
27344            MELDISCO K-M ARAMINGO AVE., PA., INC.                                                       62,080
27345            MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                 2,389
27346            MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                                653
27347            MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                            1,224
27348            MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                   338
27349            MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                   1,435
27350            MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                             1,572
27351            MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                             901
27352            MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                          674
27353            MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                                 472
27354            MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                              1,230
27355            MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                                  311
27356            MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                            0
27357            MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                          1,036
27358            MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                                 710
27359            MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                                 274
27360            MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                              1,119
27361            MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                                 517
27362            MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                                 2,853


                                       7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27363            MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                                879
27364            MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                   538
27365            MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                                  915
27366            MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                              975
27367            MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                               1,013
27368            MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                              0
27369            MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                               1,215
27370            MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                                     0
27371            MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                                804
27372            MELDISCO/PAY LESS EDMONDS, WA., INC.                                                           732
27373            MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                          1,386
27374            MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                             1,127
27375            MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                             443
27376            MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                                933
27377            MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                                   442
27378            MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                        848
27379            MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                              980
27380            MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                             1,202
27381            MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                                 811
27382            MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                        1,136
27383            MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                     659
27384            MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                           945
27385            MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                            654
27386            MELDISCO/PAY LESS SEASIDE, OR., INC.                                                         2,887
27387            MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                    1,597
27388            MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                           960
27389            MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                        560
27390            MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                    1,921
27391            MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                            1,138
27392            MELDISCO/PAY LESS 7000 SO., UT., INC.                                                          677
27393            MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                                621
27394            MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                                  712
27395            MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                                 610
27396            MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                             512
27397            MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                           656
27398            MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                                  484
27399            MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                           1,194
27400            MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                                 828
27401            MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                      870
27402            MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                        515
27403            MELDISCO/PAY LESS 3300 SO., UT., INC.                                                          544
27404            MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                    698
27405            MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                    954
27406            MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                              1,021
27407            MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                         309
27408            MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                        658
27409            MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                                 1,178
27410            MELDISCO/PAY LESS SEDONA, AZ., INC.                                                          2,040
27411            MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                      1,424
27412            MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                      871
27413            MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                           0
27414            MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                        944
27415            MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                      730
27416            MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                             244
27417            MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                              246
27418            MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                               373
27419            MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                            1,321


                                       8

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27420            MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                               630
27421            MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                                 656
27422            MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                               1,520
27423            MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                             1,978
27424            MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                             1,920
27425            MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                      437
27426            MELDISCO/PAY LESS LACEY, WA., INC.                                                             998
27427            MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                        1,175
27428            MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                        781
27429            MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                    1,165
27430            MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                    1,032
27431            MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                       408
27432            MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                                542
27433            MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                            954
27434            MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                     770
27435            MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                        1,047
27436            MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                         1,017
27437            MELDISCO/PAY LESS COLFAX, CO., INC.                                                          1,040
27438            MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                       1,101
27439            MELDISCO/PAY LESS BROADWAY, CO., INC.                                                          943
27440            MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                             610
27441            MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                               0
27442            MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                             726
27443            MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                          518
27444            MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                                400
27445            MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                            1,242
27446            MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                  1,238
27447            MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                    498
27448            MELDISCO/PAY LESS CALDWELL, ID., INC.                                                          620
27449            MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                         915
27450            MELDISCO/PAY LESS BOULDER, CO., INC.                                                           527
27451            MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                         593
27452            MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                   1,009
27453            MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                                 370
27454            MELDISCO/PAY LESS OREM, UT., INC.                                                              662
27455            MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                   4,161
27456            MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                              862
27457            MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                    1,749
27458            MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                                 1,249
27459            MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                                821
27460            MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                         988
27461            MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                               1,259
27462            MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                  1,530
27463            MELDISCO/PAY LESS DENVER, CO., INC.                                                            982
27464            MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                                   792
27465            MELDISCO/PAY LESS GREELEY, CO., INC.                                                           696
27466            MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                                 824
27467            MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                             703
27468            MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                                  533
27469            MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                              644
27470            MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                          861
27471            MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                                  185
27472            MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                        593
27473            MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                   2,234
27474            MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                              1,011
27475            MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                               777
27476            MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                               5


                                       9

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27477            MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                             831
27478            MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                   979
27479            MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                        661
27480            MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                               1,459
27481            MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                           1,766
27482            MELDISCO/PAY LESS 28TH ST., CO., INC.                                                          507
27483            MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                            963
27484            MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                                669
27485            MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                          925
27486            MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                              790
27487            MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                                829
27488            MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                               678
27489            MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                      826
27490            MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                   508
27491            MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                                 93
27492            MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                       412
27493            MELDISCO/PAY LESS 24TH ST., UT., INC.                                                          526
27494            MELDISCO/PAY LESS 635 EAST, UT., INC.                                                        1,426
27495            MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                               774
27496            MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                        1,546
27497            MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                      517
27498            MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                               1,771
27499            MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                    814
27500            Valley View Shopping Ctr. Footaction, Inc.                                                       0
27501            Washington Footaction, Inc.                                                                      0
27502            Southwest Center Footaction, Inc.                                                           14,007
27503            MELDISCO K-M MURRELLS INLET, SC., INC.                                                      17,690
27504            La Plaza Mall Footaction, Inc.                                                                   0
27505            BERKLEY MALL FOOTACTION, INC.                                                                    0
27506            Parkdale Mall Footaction, Inc.                                                                   0
27507            Ocean County Mall Footaction, Inc.                                                             148
27508            Puente Hills Footaction, Inc.                                                                    0
27509            Mall of Americas Footaction, Inc.                                                                0
27510            Mall St. Vincent Footaction, Inc.                                                              800
27511            Forest Village Park Footaction, Inc.                                                           840
27512            Washington Square Footaction, Inc.                                                              44
27513            Acadiana Footaction, Inc.                                                                        0
27514            Albany Mall Footaction, Inc.                                                                   109
27515            Albuquerque Footaction, Inc.                                                                     0
27516            Aurora Footaction, Inc.                                                                        182
27517            Baldwin Hills Footaction, Inc.                                                                 596
27518            Bergen Footaction, Inc.                                                                         77
27519            The Parks Footaction, Inc.                                                                   3,200
27520            Stony Brook Footaction, Inc.                                                                     0
27521            St. Louis Center Footaction, Inc.                                                               46
27522            South Park Mall Footaction, Inc.                                                                 7
27523            COLUMBIA FOOTACTION, INC.                                                                        0
27524            Collin Creek Footaction, Inc.                                                                    0
27525            Birchwood Mall Footaction, Inc.                                                                  0
27526            Hanes Mall Footaction, Inc.                                                                    700
27527            Tulsa Promenade Footaction, Inc.                                                                62
27528            MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                       0
27529            Westfarms Open Country, Inc.                                                                     0
27530            Cumberland Mall Footaction, Inc.                                                                 0
27531            Eagle Ridge Footaction, Inc.                                                                     0
27532            Almeda Footaction, Inc.                                                                      1,700
27533            EASTLAND MALL FOOTACTION, INC.                                                               2,300


                                       10

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27534            Edison Mall Footaction, Inc.                                                                     0
27535            Topanga Footaction, Inc.                                                                     4,091
27536            So. Orange Ave. Open Country, Inc.                                                               0
27537            MELDISCO K-M 901-99 MARKET ST., PA., INC.                                                   54,988
27538            MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                   63,592
27539            White Plains Galleria Footaction, Inc.                                                           0
27540            Willowbrook Mall Footaction, Inc.                                                                0
27541            MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                 17,216
27542            HOMEWOOD, ILL., MELDISCO K-M, INC.                                                          57,011
27543            BELLEVILLE, IL., MELDISCO K-M, INC.                                                         18,898
27544            Madison Square Mall Footaction, Inc.                                                             0
27545            The Plaza Footaction, Inc.                                                                       0
27546            Rio-West Mall Footaction, Inc.                                                                 512
27547            Rock Hill Mall Footaction, Inc.                                                                  0
27548            Signal Hill Mall Footaction, Inc.                                                                0
27549            Las Americas Footaction, Inc.                                                                   32
27550            16300 HARLEM, IL., MELDISCO K-M, INC.                                                       61,302
27551            CRESTWOOD, IL., MELDISCO K-M, INC.                                                          31,090
27552            MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                                56,110
27553            MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                     48,027
27554            MELDISCO K-M 200 KENT LANDING, MD., INC.                                                    36,382
27555            MELDISCO K-M 19TH ST., TX., INC.                                                            23,737
27556            COURT ST., ILL., MELDISCO K-M, INC.                                                         41,840
27557            MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                      51,049
27558            MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                    26,234
27559            MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                    40,184
27560            MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                    30,127
27561            MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                                 38,475
27562            MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                    23,325
27563            MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                   28,366
27564            MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                               28,438
27565            MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                                  44,298
27566            MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                               16,346
27567            MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                                  93,270
27568            MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                                  34,930
27569            MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                                  44,656
27570            MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                                28,984
27571            MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                                 57,207
27572            MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                      23,401
27573            MELDISCO K-M 8TH ST., FL., INC.                                                             46,343
27574            MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                             22,705
27575            MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                               22,206
27576            MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                      22,587
27577            MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                                 190,961
27578            MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                                 35,928
27579            MELDISCO K-M 104 DANBURY RD., CT., INC.                                                        551
27580            MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                                  27,725
27581            MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                        26,264
27582            MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                             26,784
27583            MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                       62,275
27584            CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                                 45,337
27585            MELDISCO K-M 511 W. SANILAC, MI., INC.                                                      25,561
27586            MELDISCO K-M MIDWAY PARK, N.C., INC.                                                        13,414
27587            MELDISCO K-M 480 WEST ST., N.H., INC.                                                       30,687
27588            MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                              28,488
27589            MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                    32,893
27590            MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                                37,355


                                       11

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27591            MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                    54,199
27592            MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                                50,242
27593            MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                   16,740
27594            MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                  25,186
27595            MELDISCO K-M 10501 PINES BLVD., FL., INC.                                                   49,634
27596            MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                        32,632
27597            MELDISCO K-M MITCHELL, S.D., INC.                                                           26,876
27598            MELDISCO K-M LOS BANOS, CA., INC.                                                           21,710
27599            MELDISCO K-M LUFKIN, TX., INC.                                                              15,766
27600            MELDISCO K-M LUMBERTON, N.C., INC.                                                          18,759
27601            MELDISCO K-M LOCK HAVEN, PA., INC.                                                          23,113
27602            MELDISCO K-M LONG BEACH, MS., INC.                                                          15,339
27603            MELDISCO K-M LORAIN, OH., INC.                                                              34,732
27604            MELDISCO K-M LARAMIE, WY., INC.                                                             18,738
27605            MELDISCO K-M MALONE, N.Y., INC.                                                             35,653
27606            MELDISCO K-M MAPLEWOOD, MO., INC.                                                           26,355
27607            MELDISCO K-M MARKET PLACE, AL., INC.                                                        15,170
27608            MELDISCO K-M MARSHALL, MN., INC.                                                            19,875
27609            FOREST PARK, IL., MELDISCO K-M, INC.                                                        39,836
27610            FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                   22,251
27611            MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                    40,040
27612            MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                             90,373
27613            MELDISCO K-M MONROE, N. C., INC.                                                            25,232
27614            MELDISCO K-M WEST 3RD ST IND INC                                                            19,628
27615            MELDISCO K-M GROVE CITY, OH., INC.                                                          33,927
27616            MELDISCO K-M 2828 N BROADWAY IND INC                                                        17,558
27617            MELDISCO K-M BROOKLAWN, N.J., INC.                                                          31,003
27618            MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                     51,031
27619            MELDISCO K-M WEBSTER, MASS., INC.                                                           41,147
27620            MELDISCO K-M CLARION, PA., INC.                                                             17,904
27621            MELDISCO K-M TULLAHOMA, TENN., INC.                                                         14,299
27622            MELDISCO K-M THORNDALE, PA., INC.                                                           22,587
27623            EFFINGHAM, ILL., MELDISCO K-M, INC.                                                         14,446
27624            MELDISCO K-M CLEVELAND RD., GA., INC.                                                       25,167
27625            STEGER, ILL., MELDISCO K-M, INC.                                                            30,889
27626            MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                                16,463
27627            MELDISCO K-M SPANISH FORK, UTAH, INC.                                                       19,567
27628            MELDISCO K-M RHINELANDER, WISC., INC.                                                       19,156
27629            MELDISCO K-M BARBERTON, OHIO, INC.                                                          39,429
27630            BELVIDERE, ILL., MELDISCO K-M, INC.                                                         19,097
27631            MELDISCO K-M MILFORD, CT., INC.                                                             51,317
27632            MELDISCO K-M WADSWORTH, OHIO, INC.                                                          27,871
27633            MELDISCO K-M EL PASO, TX., INC.                                                            107,443
27634            MELDISCO K-M EPHRATA, PA., INC.                                                             33,258
27635            MELDISCO K-M SOMERVILLE, MASS., INC.                                                        72,597
27636            MELDISCO K-M MANDEVILLE, LA., INC                                                           24,468
27637            MELDISCO K-M JONESBORO, ARK., INC.                                                          24,238
27638            MELDISCO K-M HUNT RD., OHIO, INC.                                                           20,159
27639            MELDISCO K-M LOVELAND, COLO., INC.                                                          19,949
27640            SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                                  30,568
27641            VERMILION ST., ILL., MELDISCO K-M, INC.                                                     16,083
27642            STERLING, ILL., MELDISCO K-M, INC.                                                          14,072
27643            SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                       14,608
27644            ROCKFORD, ILL., MELDISCO K-M, INC.                                                          20,774
27645            QUINCY, ILL., MELDISCO K-M, INC.                                                            25,610
27646            PERU TWP., ILL., MELDISCO K-M, INC.                                                         18,084
27647            PEKIN ILL., MELDISCO K-M, INC.                                                              21,788


                                       12

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27648            PALATINE, ILL., MELDISCO K-M, INC.                                                          28,101
27649            NAPERVILLE, ILL., MELDISCO K-M, INC.                                                        26,714
27650            MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                     34,380
27651            MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                      22,796
27652            MELDISCO K-M DEWITT, N.Y., INC.                                                             32,095
27653            MELDISCO K-M DIVISION ST. W. VA., INC.                                                      22,654
27654            MELDISCO K-M DONELSON, TENN, INC.                                                           20,710
27655            MELDISCO K-M DOTHAN, ALA., INC.                                                              9,852
27656            MELDISCO K-M DOVER, DEL., INC.                                                              40,239
27657            MELDISCO K-M DULUTH, MINN., INC.                                                            22,882
27658            MELDISCO K-M E. 51ST ST., OKLA., INC.                                                       14,596
27659            MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                    63,451
27660            MELDISCO K-M E. BROAD ST., ALA., INC.                                                       14,766
27661            MELDISCO K-M E. HIGH ST., PA., INC.                                                         21,049
27662            MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                       24,979
27663            MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                     33,448
27664            MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                          22,298
27665            MELDISCO K-M ENID, OKLA., INC.                                                              16,347
27666            MELDISCO K-M EXTON, PA., INC.                                                               19,434
27667            MELDISCO K-M CLEMENTON, N.J., INC.                                                          33,419
27668            MELDISCO K-M COLISEUM BLVD N IND INC                                                        29,343
27669            MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                     18,154
27670            MELDISCO K-M CONCORD AVE., CALIF., INC.                                                      4,571
27671            MELDISCO K-M CORAOPOLIS, PA., INC.                                                          21,965
27672            MELDISCO K-M CORONA, CALIF., INC.                                                           25,406
27673            MELDISCO K-M CORUNNA, MICH., INC.                                                           25,190
27674            MELDISCO K-M CROFTON, MD., INC.                                                             42,701
27675            MELDISCO K-M CROMWELL, CONN., INC.                                                          49,692
27676            MELDISCO K-M DALTON, GA., INC.                                                              21,611
27677            MELDISCO K-M DAWSON RD., GA., INC.                                                          25,021
27678            MELDISCO K-M DAYTON, OHIO, INC.                                                             22,809
27679            Lafayette Feet, Inc.                                                                             0
27680            Springfield Feet, Inc.                                                                           0
27681            Shreveport Feet, Inc.                                                                       13,328
27682            Laredo Feet, Inc.                                                                               10
27683            Covington Feet, Inc.                                                                             0
27684            Ft. Myers Feet, Inc.                                                                           136
27685            Morrow Feet, Inc.                                                                                0
27686            Mesquite Feet, Inc.                                                                              0
27687            New Orleans Feet, Inc.                                                                           0
27688            La Mesa Feet, Inc.                                                                               0
27689            Tempe Feet, Inc.                                                                                 0
27690            San Diego Feet, Inc.                                                                         1,686
27691            Hialeah Feet, Inc.                                                                               0
27692            Houston Feet, Inc.                                                                             306
27693            Almeda Feet, Inc.                                                                                0
27694            East Towne Mall Feet, Inc.                                                                       0
27695            Aventura Feet, Inc.                                                                            617
27696            Oklahoma City Feet, Inc.                                                                       669
27697            Savannah Feet, Inc.                                                                              0
27698            Little Rock Feet, Inc.                                                                          98
27699            Vista Feet, Inc.                                                                               818
27700            Austell Feet, Inc.                                                                               0
27701            West Palm Feet, Inc.                                                                           164
27702            Brownsville Feet, Inc.                                                                           0
27703            Hurst Feet, Inc.                                                                             4,978
27704            Riverchase Feet, Inc.                                                                            0


                                       13

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27705            Whitehall Feet, Inc.                                                                             0
27706            Princeton Feet, Inc.                                                                             0
27707            Southwest Freeway Feet, Inc.                                                                    37
27708            Daytona Beach Feet, Inc.                                                                        43
27709            Alpharetta Feet, Inc.                                                                            0
27710            MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                    0
27711            Desert Ridge Feet, Inc.                                                                        320
27712            Montgomery Feet, Inc.                                                                            0
27713            Norman Feet, Inc.                                                                                0
27714            MELDISCO K-M MURDOCK, FL., INC.                                                             24,979
27715            MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                   30,541
27716            MELDISCO K-M MISSION, TX., INC.                                                             63,467
27717            MELDISCO K-M MILFORD, MI., INC.                                                             19,909
27718            MELDISCO K-M MOJAVE, CA., INC.                                                              26,044
27719            MELDISCO K-M MT. VERNON, OHIO, INC.                                                         25,864
27720            MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                               25,429
27721            MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                                  15,481
27722            MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                     21,806
27723            CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                    80,866
27724            MELDISCO K-M BAD AXE, MICH., INC.                                                           23,107
27725            GALESBURG, ILL., MELDISCO K-M, INC.                                                         16,129
27726            CHICAGO, ILL., MELDISCO K-M, INC.                                                           78,846
27727            MCHENRY, IL., MELDISCO K-M , INC.                                                           15,860
27728            CANTON, ILL., MELDISCO K-M, INC.                                                            13,739
27729            1880 S.W. AVE., IL., MELDISCO K-M INC.                                                      18,627
27730            MELDISCO K-M 610 ROUTE 940 PA., INC.                                                        26,000
27731            MELDISCO K-M 5TH ST. HWY., PA., INC.                                                        37,016
27732            MELDISCO K-M 723 3RD AVE., IN., INC.                                                        18,719
27733            MELDISCO K-M GAYLORD, MICH., INC                                                            29,019
27734            MELDISCO K-M RICE LAKE, WISC., INC.                                                         19,986
27735            MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                                  28,601
27736            MELDISCO K-M 625 HWY. #136, WI., INC.                                                       18,016
27737            MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                   32,552
27738            MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                                 44,736
27739            MELDISCO K-M 815 E. INNES ST., NC., INC.                                                    15,762
27740            MELDISCO K-M 830 MAIN ST., ME., INC.                                                        22,827
27741            MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                      41,023
27742            MELDISCO K-M 27TH AVE., FL., INC.                                                           21,703
27743            MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                             15,089
27744            MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                      22,842
27745            MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                   30,772
27746            2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                                27,892
27747            ASHLAND AVE., IL., MELDISCO K-M, INC.                                                       54,813
27748            MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                                 20,369
27749            MACOMB, ILL., MELDISCO K-M, INC.                                                            13,157
27750            MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                   14,290
27751            MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                                 19,764
27752            MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                    17,220
27753            MELDISCO K-M 1250 PERRY ST., MI., INC.                                                      26,640
27754            MELDISCO K-M 103 OAK AVE., WI., INC.                                                        20,276
27755            MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                       2,367
27756            MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                                17,587
27757            MELDISCO K-M 50TH & WADENA, MN., INC.                                                       31,537
27758            MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                             19,043
27759            MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                       19,623
27760            MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                     27,114
27761            MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                       17,323


                                       14

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27762            MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                             38,106
27763            MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                     28,529
27764            MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                              28,600
27765            MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                        27,884
27766            MELDISCO K-M RANDOLPH ST., N.C., INC.                                                       16,123
27767            MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                      24,453
27768            MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                                  25,376
27769            MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                                  21,256
27770            MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                         31,588
27771            MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                             23,211
27772            MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                   20,682
27773            MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                            47,956
27774            MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                            29,551
27775            MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                        20,752
27776            MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                         51,567
27777            MELDISCO K-M SALISBURY, MD., INC.                                                           31,924
27778            SHOE ZONE #8437, INC.                                                                       16,383
27779            MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                         24,129
27780            MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                     42,087
27781            MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                       30,824
27782            MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                                 20,343
27783            MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                   18,335
27784            MILES SHOES MELDISCO BAY CITY, MICH., INC.                                                  28,447
27785            MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                          39,220
27786            MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                     25,567
27787            MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                          25
27788            Gainesville Feet, Inc.                                                                         122
27789            Kennesaw Feet, Inc.                                                                              0
27790            Hollywood Feet, Inc.                                                                             0
27791            Florida Mall Feet, Inc.                                                                      2,396
27792            Fayetteville Feet, Inc.                                                                          0
27793            Duluth Feet, Inc.                                                                              979
27794            Chattanooga Feet, Inc.                                                                         698
27795            Bannister Feet, Inc.                                                                            17
27796            Augusta Feet, Inc.                                                                              36
27797            McAllen Feet, Inc.                                                                              64
27798            Overland Park Feet, Inc.                                                                         0
27799            Miami Feet, Inc.                                                                                 0
27800            Stonecrest Feet, Inc.                                                                           14
27801            SAN YSIDRO FEET, INC.                                                                            0
27802            San Antonio Feet, Inc.                                                                         573
27803            Sunrise Feet, Inc.                                                                             509
27804            The Forum at Olympia Parkway Feet, Inc.                                                          0
27805            Altamonte Springs Feet, Inc.                                                                     0
27806            Galleria Feet, Inc.                                                                              0
27807            Antioch Feet, Inc.                                                                               0
27808            River Ridge Feet, Inc.                                                                          91
27809            Quebec Square Feet, Inc.                                                                     1,189
27810            Huntsville Feet, Inc.                                                                        1,281
27811            Market Plaza Feet, Inc.                                                                        151
27812            Memphis Feet, Inc.                                                                               0
27813            MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                        15,753
27814            MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                       31,329
27815            MELDISCO K-M WILLOW ST., PA., INC.                                                          28,164
27816            MELDISCO K-M RIVERTON, WYO., INC.                                                           19,414
27817            MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                    17,764
27818            MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                    8,501


                                       15

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27819            MELDISCO K-M MT. PLEASANT, PA., INC.                                                        23,938
27820            MELDISCO K-M MAAG AVE., CA., INC.                                                           25,489
27821            MELDISCO K-M MACON, GA., INC.                                                               22,474
27822            Southwyck Fan Club, Inc.                                                                         0
27823            MELDISCO K-M MADISON, N.C., INC.                                                            13,998
27824            MELDISCO K-M MAIN ST., CA., INC.                                                            15,538
27825            MELDISCO K-M MALL DRIVE, OH., INC.                                                          23,712
27826            MELDISCO K-M LOS ANGELES, CA., INC.                                                         71,917
27827            MELDISCO K-M LANCASTER, S.C., INC.                                                          14,867
27828            MELDISCO K-M N. BROAD ST., N.C., INC.                                                       15,758
27829            MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                      30,358
27830            MELDISCO K-M LUTZ, FL., INC.                                                                17,371
27831            PARKCHESTER FOOTACTION, INC.                                                                    62
27832            MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                     0
27833            MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                     39,003
27834            MELDISCO K-M CLAYTON RD., CA., INC.                                                         25,366
27835            MELDISCO K-M CHESAPEAKE, VA., INC.                                                          26,543
27836            MELDISCO K-M CAMARILLO, CA., INC.                                                           26,077
27837            MELDISCO K-M BROOMFIELD, COLO, INC.                                                         15,565
27838            MELDISCO K-M BEMIDJI, MINN., INC.                                                           23,874
27839            MELDISCO K-M BELLEVILLE, N.J., INC.                                                         67,887
27840            MELDISCO K-M BECKLEY W. VA., INC.                                                           29,186
27841            Security Square Mall Footaction, Inc.                                                            0
27842            San Jacinto Footaction, Inc.                                                                   400
27843            Salmon Run Fan Club, Inc.                                                                        0
27844            Rockaway Open Country, Inc.                                                                      0
27845            Rivergate Mall Footaction, Inc.                                                                218
27846            Parmatown Fan Club, Inc.                                                                         0
27847            Paterson Main Footaction, Inc.                                                                 113
27848            Southland Terrace Footaction, Inc.                                                             274
27849            Southland Mall Footaction, Inc.                                                                800
27850            Providence County Fan Club, Inc.                                                                 0
27851            Post Oak Mall Footaction, Inc.                                                                 571
27852            Pico Rivera Footaction, Inc.                                                                11,140
27853            PHILADELPHIA FOOTACTION, INC.                                                                    0
27854            Permian Mall Footaction, Inc.                                                                  300
27855            Pecanland Mall Footaction, Inc.                                                                  0
27856            Studio Village Footaction, Inc.                                                              1,155
27857            Staten Island Fan Club, Inc.                                                                    52
27858            Springfield Mall Footaction, Inc.                                                                0
27859            Northwoods Mall Footaction, Inc.                                                                36
27860            Swansea Fan Club, Inc.                                                                          83
27861            Sunrise Footaction, Inc.                                                                         0
27862            MELDISCO K-M BRADENTON, FLA., INC.                                                          15,545
27863            MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                   25,348
27864            MELDISCO K-M CAPE CORAL, FLA., INC.                                                         18,674
27865            MELDISCO K-M VERO BEACH, FLA., INC.                                                         22,295
27866            MELDISCO K-M BATH, N.Y., INC.                                                               28,569
27867            MELDISCO K-M JERSEY CITY, N.J., INC.                                                        41,294
27868            LOCKPORT, ILL., MELDISCO K-M, INC.                                                          12,389
27869            MELDISCO K-M FT. SMITH, ARK., INC.                                                          18,119
27870            MELDISCO K-M GREENWICH, N.Y., INC.                                                          18,801
27871            MELDISCO K-M CALHOUN, GA., INC.                                                             18,523
27872            MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                                  11,986
27873            MELDISCO K-M ARTESIA, N. M., INC.                                                           14,720
27874            MELDISCO K-M XENIA, OHIO, INC.                                                              16,234
27875            MELDISCO K-M REXBURG, IDAHO, INC.                                                           18,226


                                       16

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27876            MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                      20,007
27877            MELDISCO K-M ONTARIO,CA., INC.                                                              35,494
27878            MELDISCO K-M GRETNA, LA., INC.                                                              31,487
27879            MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                        11,906
27880            MELDISCO K-M SHAWNEE, OKLA., INC.                                                           19,299
27881            Summit Place Fan Club, Inc.                                                                     54
27882            Northgate - Seattle Open Country, Inc.                                                           0
27883            North Milwaukee Avenue Footaction, Inc.                                                        200
27884            Newport Center Fan Club, Inc.                                                                  149
27885            Temple Footaction, Inc.                                                                          0
27886            Tanglewood Mall R#14 Footaction, Inc.                                                            0
27887            Media City Fan Club, Inc.                                                                        0
27888            MEMORIAL CITY UPRISE, INC.                                                                       0
27889            Melbourne Square Fan Club, Inc.                                                                  0
27890            Montebello Fan Club, Inc.                                                                        0
27891            Montclair Fan Club, Inc.                                                                         0
27892            Miami International Fan Club, Inc.                                                               0
27893            Mesilla Valley Mall Footaction, Inc.                                                            59
27894            Menlo Park Thom McAn, Inc.                                                                  41,829
27895            Richland Mall Footaction, Inc.                                                                   0
27896            Raleigh Springs Footaction, Inc.                                                                 0
27897            The Landings Footaction, Inc.                                                                    0
27898            Wrigley Marketplace Footaction, Inc.                                                             0
27899            Eastpoint Mall Footaction, Inc.                                                                  0
27900            Footaction Gulfgate Mall, Inc.                                                               2,500
27901            White Marsh Open Country, Inc.                                                                   0
27902            ARLINGTON UPRISE, INC.                                                                           0
27903            Wiregrass Commons Footaction, Inc.                                                               0
27904            WOODLANDS UPRISE, INC.                                                                         423
27905            JESSAMINE FOOTACTION, INC.                                                                       0
27906            Jefferson Village Footaction, Inc.                                                              99
27907            Jefferson Footaction, Inc.                                                                       0
27908            Iverson Mall Footaction, Inc.                                                                1,390
27909            Hilltop Footaction, Inc.                                                                       103
27910            MELDISCO K-M MCALLEN, TX., INC.                                                             22,154
27911            MELDISCO K-M MAUSTON, WI., INC.                                                             20,525
27912            MELDISCO K-M MARTELL, CA., INC.                                                             15,981
27913            MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                       18,029
27914            MELDISCO K-M EUREKA, CA, INC.                                                               30,760
27915            MELDISCO K-M EL MONTE WAY, CA., INC.                                                        26,421
27916            MELDISCO K-M ROCKLIN, CA., INC.                                                             16,537
27917            MELDISCO K-M NASHVILLE, TN., INC.                                                           34,178
27918            MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                       17,384
27919            MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                                 14,859
27920            MELDISCO K-M METROTECH DR., VA., INC.                                                       36,879
27921            MELDISCO K-M NATCHEZ, MS., INC.                                                             16,806
27922            MELDISCO K-M FREEDOM, CALIF., INC.                                                          24,751
27923            MELDISCO K-M GEORGETOWN, KY., INC.                                                          14,029
27924            MELDISCO K-M FAUKNER RD., CA., INC.                                                         22,826
27925            MELDISCO K-M FRANKLIN, N.C., INC.                                                           24,089
27926            MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                                 13,639
27927            MELDISCO K-M ROANOKE, VA., INC.                                                             23,899
27928            MELDISCO K-M NASHUA, NH., INC.                                                              27,737
27929            MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                  680
27930            MELDISCO K-M SAN GERMAN, P.R., INC.                                                         40,488
27931            MELDISCO K-M SEBRING, FLA., INC.                                                            18,008
27932            MELDISCO K-M SEMINOLE, FLA., INC.                                                           27,646


                                       17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27933            MELDISCO K-M ERIE HWY., OH., INC.                                                           24,893
27934            MELDISCO K-M FAIRMONT, MN., INC.                                                            18,511
27935            MELDISCO K-M DOUGLAS AVE., WI., INC.                                                        22,023
27936            MELDISCO K-M DUNDAS, MN., INC.                                                              20,218
27937            MELDISCO K-M DURHAM, NC., INC.                                                              22,441
27938            MELDISCO K-M EDGEWOOD, PA., INC.                                                            27,778
27939            MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                                  27,847
27940            MELDISCO K-M FONTANA, CA., INC.                                                             64,434
27941            MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                                 22,129
27942            MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                    18,559
27943            MELDISCO K-M DEVILS LK., N.D., INC.                                                         21,256
27944            MELDISCO K-M ELKO, NV., INC.                                                                19,333
27945            MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                                  25,843
27946            MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                                   28,416
27947            MELDISCO K-M SAN MATEO, CA., INC.                                                           33,557
27948            MELDISCO K-M SANTA BARBARA, CA., INC.                                                       44,081
27949            MELDISCO K-M SCOTT DEPOT, WV., INC.                                                         23,660
27950            MELDISCO K-M MEDFORD, WI., INC.                                                             29,532
27951            MELDISCO K-M MERAUX, LA., INC.                                                              33,560
27952            MELDISCO K-M ROSEBURG, OR., INC.                                                            25,488
27953            MELDISCO K-M N. COLUMBIA, GA., INC.                                                         11,177
27954            MELDISCO K-M S. MADISON AVE., GA., INC.                                                     18,027
27955            MELDISCO K-M N. COURT ST., OH., INC.                                                        35,326
27956            MONTGOMERY, IL., MELDISCO K-M, INC.                                                         32,443
27957            Eastland-Columbus Footaction, Inc.                                                              45
27958            Seminary South Footaction, Inc.                                                              3,191
27959            Regency Square Footaction, Inc.                                                                  0
27960            Elizabeth Footaction, Inc.                                                                     182
27961            Baton Rouge Footaction, Inc.                                                                 5,392
27962            Coddingtown Footaction, Inc.                                                                     0
27963            Florin Center Footaction, Inc.                                                                 232
27964            Arsenal Footaction, Inc.                                                                         0
27965            Florida Mall Footaction, Inc.                                                                   40
27966            Bakersfield Footaction, Inc.                                                                     0
27967            Beaver Mall Footaction, Inc.                                                                   174
27968            Woodland Hills Footaction, Inc.                                                                  0
27969            Greenmount Footaction, Inc.                                                                  1,103
27970            Mccreeless Mall Footaction, Inc.                                                             1,900
27971            North Riverside Fan Club, Inc.                                                                   0
27972            Northgate - Durham Footaction, Inc.                                                          3,610
27973            Brunswick Square Footaction, Inc.                                                            6,056
27974            Burlington Center (N.J.) Footaction, Inc.                                                      191
27975            Colonial Heights Footaction, Inc.                                                              108
27976            CENTURY FOOTACTION, INC.                                                                         0
27977            Southland-Hayward Footaction, Inc.                                                               0
27978            Coral Square Footaction, Inc.                                                                    0
27979            Ross Park Mall Footaction, Inc.                                                                  0
27980            Braintree Footaction, Inc.                                                                       0
27981            Belden Footaction, Inc.                                                                          0
27982            Brazos Mall Footaction, Inc.                                                                     0
27983            Granger Footaction, Inc.                                                                         0
27984            Greenbrier Mall Footaction, Inc.                                                                88
27985            Tacoma Mall Footaction, Inc.                                                                     0
27986            Cheltenham Square Footaction, Inc.                                                               0
27987            Oxford Valley Mall Footaction, Inc.                                                         10,478
27988            MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                                 0
27989            Southern Park Footaction, Inc.                                                                   0


                                       18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27990            Shannon Footaction, Inc.                                                                        12
27991            Pearlridge Footaction, Inc.                                                                      0
27992            Orange Park (FLA.) Footaction, Inc.                                                              0
27993            Midland Park Footaction, Inc.                                                                    0
27994            Ridgedale Fan Club, Inc.                                                                       548
27995            Peabody Open Country, Inc.                                                                       0
27996            Chicago Ridge Footaction                                                                         0
27997            Menlo Park Fan Club, Inc.                                                                      319
27998            Merritt Island Footaction. Inc.                                                                  0
27999            Md., Wheaton Footaction, Inc.                                                                3,500
28000            Biltmore Square Footaction, Inc.                                                                 0
28001            Harlem-Irving Footaction, Inc.                                                                   0
28002            Ingram Park Footaction, Inc.                                                                     0
28003            Macon Mall Footaction, Inc.                                                                      0
28004            Virginia Center Commons Footaction, Inc.                                                         0
28005            Miami Flagler Footaction, Inc.                                                                   0
28006            CT Post Fan Club, Inc.                                                                           0
28007            Covina (Cal.) Footaction, Inc.                                                                   0
28008            Christiana Footaction, Inc.                                                                 10,300
28009            Manassas Footaction                                                                              0
28010            Governor's Square Footaction, Inc.                                                             206
28011            Sunland Park Footaction, Inc.                                                                    0
28012            Denton Footaction, Inc.                                                                          0
28013            Broadway Footaction, Inc.                                                                        0
28014            Cutler Ridge Mall Footaction, Inc.                                                               0
28015            MELDISCO K-M CHEMLSFORD, MASS., INC.                                                        37,505
28016            MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                                 10,327
28017            MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                       15,436
28018            MELDISCO K-M CARROLL, IOWA, INC.                                                            17,394
28019            MELDISCO K-M CANTON, GA., INC.                                                              20,736
28020            MELDISCO K-M CAMDEN, S.C., INC.                                                             10,975
28021            MELDISCO K-M BREVARD RD., N.C., INC.                                                        21,446
28022            MELDISCO K-M BRIGHTON, COLO., INC.                                                          18,062
28023            MELDISCO K-M BRYAN, OHIO, INC.                                                              17,679
28024            MELDISCO K-M BUFORD, GA., INC.                                                              24,741
28025            MELDISCO K-M BURBANK, CA., INC.                                                             36,678
28026            MELDISCO K-M AUSTIN, MINN., INC.                                                            24,771
28027            MELDISCO K-M ATWATER, CA., INC.                                                             17,529
28028            MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                                   59,833
28029            MELDISCO K-M BURTON LANE, IN., INC.                                                         16,419
28030            MELDISCO K-M BURLINGTON, WI., INC.                                                          23,002
28031            MELDISCO K-M BURLINGTON, WA., INC.                                                          27,045
28032            MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                     23,762
28033            MELDISCO K-M CALLAWAY, FLA., INC.                                                           14,012
28034            MELDISCO K-M BUTTE, MT., INC.                                                               24,173
28035            MELDISCO K-M CHESTER, VA., INC.                                                             28,204
28036            MELDISCO K-M BLUEFIELD, W.VA., INC.                                                         28,024
28037            MELDISCO K-M BONITA SPRINGS, FL., INC.                                                      24,955
28038            MELDISCO K-M AMERICAN FORK, UT., INC.                                                       18,211
28039            MELDISCO K-M ANOKA, MN., INC.                                                               27,944
28040            MELDISCO K-M APPLE VALLEY, CA., INC.                                                        23,157
28041            MELDISCO K-M ARECIBO, PR., INC.                                                             63,174
28042            MELDISCO K-M ARROYO GRANDE, CA., INC.                                                       23,865
28043            MELDISCO K-M ASHTABULA, OHIO, INC.                                                          35,598
28044            MELDISCO K-M ATASCADERO, CA., INC.                                                          22,938
28045            MELDISCO K-M BLACKSBURG, VA., INC.                                                          17,384
28046            MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                       30,891


                                       19

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28047            MELDISCO K-M BELLEVIEW, FL., INC.                                                           24,193
28048            MELDISCO K-M BELL AVE., WI., INC.                                                           18,690
28049            MELDISCO K-M BANNING, CA., INC.                                                             32,274
28050            MELDISCO K-M CHESTERTON IND INC                                                             16,304
28051            MELDISCO K-M BALLWIN, MO., INC.                                                             17,623
28052            MELDISCO K-M ASHEVILLE, N.C., INC.                                                          12,416
28053            MELDISCO K-M NEW ALBANY IN INC                                                              19,738
28054            MELDISCO K-M SPRINGFIELD, VA., INC.                                                         39,580
28055            MELDISCO K-M RICHFIELD, UT., INC.                                                           18,155
28056            MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                     25,648
28057            MELDISCO K-M RICHFIELD, MINN., INC.                                                         18,375
28058            MELDISCO K-M WILLMAR, MINN., INC.                                                           20,273
28059            MELDISCO K-M MAULDIN, S.C., INC.                                                            17,583
28060            MELDISCO K-M WARREN, PA., INC.                                                              32,544
28061            MELDISCO K-M FORT PAYNE, ALA., INC.                                                         14,961
28062            MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                         22,587
28063            MELDISCO K-M PORT ORANGE, FLA., INC.                                                        14,022
28064            MELDISCO K-M KATELLA AVE., CA., INC.                                                        27,444
28065            MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                     20,650
28066            MELDISCO K-M SOMERSET, N.J., INC.                                                           29,846
28067            MELDISCO K-M INDIANA, PA., INC.                                                             21,025
28068            MELDISCO K-M OAKDALE, MINN., INC.                                                           30,268
28069            MELDISCO K-M ITHACA, N.Y., INC.                                                             36,626
28070            MELDISCO K-M SOMERSET, KY., INC.                                                            23,066
28071            MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                     34,391
28072            MELDISCO K-M UNION LAKE, MICH., INC.                                                        21,982
28073            MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                                20,958
28074            MELDISCO K-M DUBOIS, PA., INC.                                                              29,535
28075            MELDISCO K-M TUCUMCARI, N. M., INC.                                                         10,964
28076            MELDISCO K-M HIGH POINT, N.C., INC.                                                         19,552
28077            MELDISCO K-M BAXTER, MINN., INC.                                                             4,142
28078            MELDISCO K-M DEPTFORD, N.J., INC.                                                           21,412
28079            MELDISCO K-M PALM BAY, FLA., INC.                                                           26,280
28080            MELDISCO K-M SPRINGDALE, ARK., INC.                                                         16,653
28081            MELDISCO K-M PHILADELPHIA, PA., INC.                                                        43,279
28082            MELDISCO K-M LODI, N.J., INC.                                                               51,468
28083            MELDISCO K-M CHEHALIS, WASH., INC.                                                          21,179
28084            MELDISCO K-M BRADFORD, PA., INC.                                                             9,968
28085            MELDISCO K-M CARY, N.C., INC.                                                               17,937
28086            MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                     30,286
28087            MELDISCO K-M LODI, CA., INC.                                                                20,765
28088            MELDISCO K-M TORRINGTON, CONN., INC.                                                        30,196
28089            MELDISCO K-M DICKSON, TENN., INC.                                                           15,466
28090            MELDISCO K-M CULLMAN, ALA., INC.                                                            19,274
28091            MELDISCO K-M NORTH BLVD., N.C., INC.                                                        16,613
28092            MELDISCO K-M ROUTE 10, MISS., INC.                                                          15,526
28093            MELDISCO K-M OREGON AVE., PA., INC.                                                         50,792
28094            MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                      19,656
28095            MELDISCO K-M BENSALEM, PA., INC.                                                            34,622
28096            MELDISCO K-M N. TYLER ST., KS., INC.                                                        15,757
28097            MELDISCO K-M PENSACOLA, FLA., INC.                                                          18,586
28098            WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                    11,760
28099            MELDISCO K-M RAINBOW CITY, ALA., INC.                                                        9,699
28100            MELDISCO K-M MISSION BELL, FLA., INC.                                                       21,331
28101            MELDISCO K-M ATHENS, ALA., INC.                                                             22,097
28102            MELDISCO K-M INDIANAPOLIS IN INC                                                            25,011
28103            MELDISCO K-M LAYTON, UT., INC.                                                              26,254


                                       20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28104            MELDISCO K-M JASPER, ALA., INC.                                                             23,085
28105            MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                                 114,461
28106            MELDISCO K-M HWY 51 N WISC., INC.                                                           27,020
28107            MELDISCO K-M PINOLE, CA., INC.                                                              34,277
28108            MELDISCO K-M GARFIELD, MICH., INC.                                                          29,561
28109            MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                                 20,504
28110            MELDISCO K-M LOGAN, UTAH., INC.                                                             22,074
28111            MELDISCO K-M AUBURN, CA., INC.                                                              21,251
28112            MELDISCO K-M LEECHBURG, PA., INC.                                                           25,086
28113            MELDISCO K-M PORTLAND, TX., INC.                                                            43,895
28114            MELDISCO K-M STREETSBORO, OH., INC.                                                         23,673
28115            MELDISCO K-M SEVIERVILLE, TN., INC.                                                         20,555
28116            MELDISCO K-M CONNEAUT, OH., INC.                                                            19,172
28117            MELDISCO K-M MADISON, OHIO, INC.                                                            27,588
28118            MELDISCO K-M GAS CITY IND INC                                                               17,901
28119            MELDISCO K-M MARINE CITY, MI., INC.                                                         24,960
28120            MELDISCO K-M ATLANTIC, IOWA, INC.                                                           15,031
28121            MELDISCO K-M WINTER PARK, FLA., INC.                                                        25,990
28122            MELDISCO K-M WAVELAND, MISS., INC.                                                          14,312
28123            MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                                  10,105
28124            MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                       12,816
28125            MELDISCO K-M OTTUMWA, IOWA, INC.                                                            17,826
28126            MELDISCO K-M MARYSVILLE, WA., INC.                                                          25,932
28127            MELDISCO K-M OMAHA, NEB., INC.                                                              20,430
28128            MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                     29,078
28129            MELDISCO K-M PIQUA, OHIO, INC.                                                              12,308
28130            MELDISCO K-M MAYSVILLE, KY., INC                                                            19,200
28131            WASHINGTON, ILL., MELDISCO K-M, INC.                                                        14,373
28132            Colonial Feet, Inc.                                                                            329
28133            Laurel Centre Footaction, Inc.                                                               1,135
28134            Irving Footaction, Inc.                                                                     16,075
28135            Carolina Footaction, Inc.                                                                      800
28136            Canal and Bourbon St. Footaction, Inc.                                                       3,000
28137            Longview Footaction, Inc.                                                                        0
28138            Bonita Lakes Footaction, Inc.                                                                    0
28139            Augusta Mall Footaction, Inc.                                                                    0
28140            Eatontown Open Country, Inc.                                                                   129
28141            CARY FOOTACTION, INC.                                                                          900
28142            East Towne Mall Footaction, Inc.                                                                65
28143            Basset Center Footaction, Inc.                                                                   0
28144            Raceway Fan Club, Inc.                                                                          56
28145            Carousal Center Footaction, Inc.                                                                 0
28146            Colonial Park Footaction, Inc.                                                                   0
28147            Avenida Norte Footaction, Inc.                                                                   0
28148            Bradley Square Footaction, Inc.                                                                  0
28149            DEPTFORD FOOTACTION, INC.                                                                      416
28150            Eastridge Mall Footaction, Inc.                                                                  0
28151            Trumbull Park Fan Club, Inc.                                                                     0
28152            Southpark Footaction, Inc.                                                                       0
28153            Valley Hills Footaction, Inc.                                                                   60
28154            West Oaks Footaction, Inc.                                                                       0
28155            Northwest Footaction, Inc.                                                                     157
28156            Village Mall Footaction, Inc.                                                                    0
28157            Vintage Faire Footaction, Inc.                                                                   0
28158            Redondo Beach Footaction, Inc.                                                                   0
28159            River Ridge Mall Footaction, Inc.                                                               10
28160            Charlottesville Fashion Sq. Footaction, Inc.                                                     0


                                       21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28161            MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                                 59,166
28162            MILES MELDISCO K-M IOWA ST., CALIF., INC.                                                   30,671
28163            LOVES PARK, ILL., MELDISCO K-M, INC.                                                        19,430
28164            MELDISCO K-M AURORA, COLO., INC.                                                            75,660
28165            MILES MELDISCO K-M EVERETT, WASH., INC.                                                     43,011
28166            MILES MELDISCO K-M FILMORE COLORADO, INC.                                                   30,616
28167            MILES MELDISCO K-M FITCHBURG MA, INC.                                                       42,209
28168            MILES MELDISCO K-M FLORISSANT, MO., INC.                                                    30,686
28169            MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                                16,432
28170            MILES MELDISCO K M FORT WAYNE IND INC                                                       24,446
28171            MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                    31,063
28172            Eastgate Footaction, Inc.                                                                        0
28173            Dolphin Mall Footaction, Inc.                                                                    0
28174            MILES MELDISCO K-M FT LAUDERDALE INC                                                        48,369
28175            MELDISCO K-M AUBURN, MAINE, INC.                                                            45,795
28176            MELDISCO K-M ALBANY, ORE., INC.                                                             25,519
28177            MELDISCO K-M ANNANDALE, VA., INC.                                                          106,674
28178            MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                                 35,143
28179            MELDISCO K-M 3610 PECK RD., CA., INC.                                                       29,007
28180            MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                           19,343
28181            MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                                 87,323
28182            MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                    38,660
28183            MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                                  75,324
28184            MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                           23,832
28185            MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                    39,774
28186            MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                               38,111
28187            MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                               49,737
28188            MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                      36,897
28189            MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                                29,458
28190            MELDISCO K-M 1745 QUENTIN, PA., INC.                                                        23,455
28191            MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                                   20,704
28192            MELDISCO K-M 8730 RIO, CA., INC.                                                            33,821
28193            MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                                   27,374
28194            MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                                   30,729
28195            MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                                 24,656
28196            MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                   55,632
28197            MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                               30,764
28198            MELDISCO K-M 2855 DUNN RD., MO., INC.                                                       26,110
28199            MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                   37,867
28200            MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                                37,267
28201            MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                    25,932
28202            MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                                 47,379
28203            MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                                74,714
28204            MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                                62,120
28205            MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                       22,743
28206            MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                                 29,616
28207            MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                                  76,188
28208            MELDISCO K-M BRONX, N.Y., INC.                                                             123,313
28209            MELDISCO K-M BRANSON, MO., INC.                                                             36,599
28210            MELDISCO K-M BISHOP, CA., INC.                                                              29,624
28211            MELDISCO K-M BLYTHE, CA., INC.                                                              18,267
28212            MELDISCO K-M BELL RD., AZ., INC.                                                            20,380
28213            MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                    52,273
28214            MELDISCO K-M BURNSVILLE, MINN., INC.                                                        28,626
28215            MELDISCO K-M BEDFORD IND INC                                                                11,427
28216            MELDISCO K-M BAYAMON, PR., INC.                                                             82,144
28217            MELDISCO K-M BATAVIA, N.Y., INC.                                                            39,094


                                       22

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28218            MELDISCO K-M 3808 BRADY ST., IA., INC.                                                      18,479
28219            MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                                  66,948
28220            MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                    26,687
28221            MELDISCO K-M BEAVER FALLS, PA., INC.                                                        19,065
28222            MELDISCO K-M ANNAPOLIS, MD., INC.                                                           58,778
28223            MELDISCO K-M AMHERST, OHIO, INC.                                                            64,369
28224            MELDISCO K-M AMES, IOWA, INC.                                                               16,336
28225            MELDISCO K-M ALPENA, MICH, INC.                                                             29,821
28226            MELDISCO K-M ALLEGANY, N.Y., INC.                                                           29,975
28227            MELDISCO K-M BARTOW RD., FLA., INC.                                                         29,669
28228            MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                          44,783
28229            Lakeforest Fan Club, Inc.                                                                       10
28230            Hanford Fan Club, Inc.                                                                           0
28231            Greece Town Mall Fan Club, Inc.                                                                  0
28232            Fox Valley Footaction, Inc.                                                                      0
28233            Boulevard Mall Fan Club, Inc.                                                                    0
28234            Harrisburg East Footaction, Inc.                                                            13,109
28235            Hattisburg Footaction, Inc.                                                                      0
28236            Haywood Footaction, Inc.                                                                         0
28237            Hulen Footaction, Inc.                                                                           0
28238            INDEPENDENCE MALL FOOTACTION, INC.                                                           1,311
28239            Regency Square Footaction, Inc.                                                                  0
28240            Serramonte Footaction, Inc.                                                                  8,999
28241            Park City Footaction, Inc.                                                                     173
28242            Prince George's Footaction, Inc.                                                                 0
28243            Prien Lake Footaction, Inc.                                                                      0
28244            MELDISCO/PAY LESS HINES, OR., INC.                                                             903
28245            Palm Beach Footaction, Inc.                                                                      0
28246            Ocala Footaction, Inc.                                                                           0
28247            Oxmoor Center Footaction, Inc                                                                    0
28248            Cortana Footaction, Inc.                                                                     2,200
28249            Emerald Square Footaction, Inc.                                                                  0
28250            Fairlane Footaction, Inc.                                                                       17
28251            Oakwood Footaction, Inc.                                                                     3,000
28252            Cherry Hill Footaction, Inc.                                                                 5,282
28253            Cloverleaf Footaction, Inc.                                                                     63
28254            Coronado Center Footaction, Inc.                                                                 0
28255            PLaza del Caribe Footaction, Inc.                                                                0
28256            MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                                29,273
28257            MELDISCO K-M W. COVINA, CA., INC.                                                           15,420
28258            MELDISCO K-M APPLE AVE., MICH., INC.                                                        39,660
28259            MELDISCO K-M REDWOOD CITY, CA., INC.                                                        47,025
28260            MELDISCO K-M HOUMA, LA., INC.                                                               18,728
28261            MELDISCO K-M MIDLAND, MICH., INC.                                                           29,111
28262            LANSING, ILL., MELDISCO K-M, INC.                                                           33,844
28263            MELDISCO K-M BEACON WOODS DR., FLA., INC.                                                   34,040
28264            MELDISCO K-M VINELAND, N.J., INC.                                                           43,032
28265            MELDISCO K-M POCATELLO, INC.                                                                20,678
28266            MELDISCO K-M FT. MYERS, FLA., INC                                                           22,241
28267            MELDISCO K-M TEMPLE CITY, CA., INC.                                                         29,936
28268            MELDISCO K-M CUDAHY, CALIF., INC.                                                           50,800
28269            ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                       20,511
28270            MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                    23,662
28271            MELDISCO K-M BRIGHTON, MICH., INC.                                                          17,332
28272            MELDISCO K-M LAPEER, MICH., INC.                                                            32,142
28273            MELDISCO K-M FT. PIERCE, FLA., INC.                                                         22,146
28274            MELDISCO K-M JACKSONVILLE, N.C., INC.                                                       16,462


                                       23

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28275            SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                      29,811
28276            MELDISCO K-M SEDALIA, MO., INC.                                                             16,313
28277            MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                    34,831
28278            MELDISCO K-M FOSTORIA, OHIO, INC.                                                           19,753
28279            MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                      28,585
28280            MELDISCO K-M ALAMOGORDO, N.M., INC.                                                         14,768
28281            MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                       22,932
28282            MELDISCO K-M MADISONVILLE, KY., INC.                                                        12,939
28283            MELDISCO K-M WARSAW IND INC                                                                 21,348
28284            MELDISCO K-M OWNESBORO, KY., INC.                                                           21,237
28285            MELDISCO K-M ELWOOD IND INC                                                                 16,912
28286            MELDISCO K-M MT. AIRY, N.C., INC.                                                           14,591
28287            MELDISCO K-M OLATHE, KS., INC.                                                              22,375
28288            MELDISCO K-M ORANGE PARK, FLA., INC.                                                        19,209
28289            MELDISCO K-M DECATUR, ALA., INC.                                                            23,459
28290            MELDISCO K-M FT. MORGAN, COLO., INC.                                                        10,154
28291            MELDISCO K-M ENOLA, PA., INC.                                                               16,447
28292            MELDISCO K-M FRONT ROYAL, VA., INC.                                                         39,155
28293            MELDISCO K-M BALTIMORE CITY, MD., INC.                                                      42,186
28294            MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                                   29,835
28295            MELDISCO K-M WICHITA, KS., INC.                                                             17,696
28296            MELDISCO K-M CLAY, N.Y., INC.                                                               24,066
28297            MELDISCO K-M GARDENDALE, ALA., INC.                                                          9,808
28298            MELDISCO K-M PANAMA CITY, FLA., INC.                                                        16,262
28299            MELDISCO K-M COVINGTON, VA., INC.                                                           17,176
28300            MELDISCO K-M HARLINGEN, TX., INC.                                                           35,806
28301            MELDISCO K-M REDLANDS, CA., INC.                                                            21,242
28302            MELDISCO K-M ESCANABA, MICH., INC.                                                          18,477
28303            MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                     36,058
28304            MELDISCO K-M GREECE, N.Y., INC.                                                             37,728
28305            MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                                  33,107
28306            MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                                34,942
28307            MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                                   48,736
28308            MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                                47,831
28309            MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                                 28,381
28310            MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                  72,174
28311            MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                                 20,979
28312            MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                   31,116
28313            MILES MELDISCO K-M ROSWELL RD., GA., INC.                                                   34,921
28314            MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                                  33,832
28315            MILES MELDISCO K-M SALEM, N. H., INC.                                                       41,728
28316            MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                                38,535
28317            MILES MELDISCO K-M SHADELAND IND INC                                                        47,488
28318            MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                                45,734
28319            MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                   32,230
28320            MILES MELDISCO K-M SO MADISON AVE IND INC                                                   40,006
28321            MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                                   0
28322            MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                    31,398
28323            MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                       21,283
28324            MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                                  37,595
28325            MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                              29,418
28326            MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                                  19,996
28327            MILES MELDISCO K-M STOCKTON, CAL., INC.                                                     29,261
28328            MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                            24,578
28329            MILES MELDISCO K-M ROSERY RD FLA INC                                                        23,720
28330            MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                   27,666
28331            MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                                24,052


                                       24

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28332            MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                                  21,035
28333            MILES MELDISCO K-M STOW, OHIO, INC.                                                         28,121
28334            MILES MELDISCO K-M TAMPA FLA INC                                                            29,700
28335            MILES MELDISCO K-M TARENTUM RD., PA., INC.                                                  39,919
28336            MILES MELDISCO K-M TILGHAM ST., PA., INC.                                                   44,548
28337            MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                              10,695
28338            MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                                  31,172
28339            MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                                  24,295
28340            MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                                17,808
28341            MILES MELDISCO K-M VENTURA, CAL., INC.                                                      26,096
28342            MILES MELDISCO K-M VERSAILLES, PA., INC.                                                    28,393
28343            MILES MELDISCO K-M VIVIAN, MO., INC.                                                        22,489
28344            MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                                 22,937
28345            MILES MELDISCO K-M TAYLOR, MICH., INC.                                                      52,989
28346            MILES MELDISCO K-M TROY, MICH., INC.                                                        32,722
28347            MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                               28,315
28348            MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                    22,331
28349            MILES MELDISCO K-M W 1400 S UTAH INC.                                                       32,552
28350            MELDISCO K-M  MANISTEE, MICH., INC.                                                         43,449
28351            MELDISCO K-M BALTIMORE, MD., INC.                                                           46,464
28352            MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                   28,069
28353            MILES MELDISCO K-M YAKIMA, WASH., INC.                                                      41,224
28354            MILES MELDISCO K-M WILSON RD., CALIF., INC.                                                 35,391
28355            MILES MELDISCO K-M YOUNGSTOWN, INC.                                                         31,712
28356            MILES MELDISCO K-M WESTLAND, MICH., INC.                                                    38,424
28357            MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                                16,933
28358            MILES MELDISCO K-M WEST RD., MICH., INC.                                                    29,325
28359            MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                    18,096
28360            MELDISCO K-M PINEVILLE, LA., INC.                                                           25,083
28361            MELDISCO K-M WILMINGTON, DE., INC.                                                          35,762
28362            MELDISCO K-M ST. JOHNS, MI., INC.                                                           23,857
28363            MELDISCO K-M ST. GEORGE, UT., INC.                                                          20,209
28364            MELDISCO K-M PAINTSVILLE, KY., INC.                                                         24,100
28365            MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                      48,243
28366            MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                            47,137
28367            MELDISCO K-M OAK HARBOR, WA., INC.                                                          21,834
28368            MELDISCO K-M NOGALES, ARIZ., INC.                                                           65,499
28369            MELDISCO K-M SOUTH BISHOP, MO., INC.                                                        19,041
28370            MELDISCO K-M POMPANO BEACH, FL., INC.                                                       36,950
28371            MELDISCO K-M ST. CLOUD, MN., INC.                                                           31,189
28372            MELDISCO K-M RIPON, WI., INC.                                                               21,048
28373            MELDISCO K-M PINEVILLE, N.C., INC.                                                          22,144
28374            MELDISCO K-M WINTER GARDEN, FL., INC.                                                       20,963
28375            MELDISCO K-M WINCHESTER, KY., INC.                                                          17,184
28376            MELDISCO K-M WISE, VA., INC.                                                                26,552
28377            MELDISCO K-M RIO RANCHO, NM., INC.                                                          20,704
28378            MELDISCO K-M YANKTON, S.D., INC.                                                            21,099
28379            MELDISCO K-M ORANGEBURG, S.C., INC.                                                         16,048
28380            MELDISCO K-M PALATKA, FLA., INC.                                                            15,549
28381            MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                                   21,348
28382            MELDISCO K-M NORTH KENT MALL, MICH., INC.                                                   45,140
28383            MELDISCO K-M NORWALK, OHIO, INC.                                                            21,125
28384            MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                      21,160
28385            MELDISCO K-M NEW BOSTON, OHIO, INC.                                                         28,101
28386            MELDISCO K-M PORTAGE RD., OHIO, INC.                                                        38,632
28387            MELDISCO K-M ST. JOSEPH, MO., INC.                                                          13,685
28388            MELDISCO K-M WYTHEVILLE, VA., INC.                                                          18,654


                                       25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28389            MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                     44,012
28390            MELDISCO K-M OCONOMOWOC, WI., INC.                                                          28,901
28391            MELDISCO K-M OAK RIDGE, TENN., INC.                                                         19,184
28392            MELDISCO K-M WINTER SPRINGS, FL., INC.                                                      19,109
28393            MELDISCO K-M PLYMOUTH, IN., INC.                                                            17,424
28394            MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                       16,754
28395            MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                                  31,633
28396            MELDISCO K-M PITTSTON, PA., INC.                                                            22,315
28397            MELDISCO K-M PRESCOTT, ARIZ., INC.                                                          23,193
28398            MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                       34,034
28399            MELDISCO K-M RICHMOND, VA., INC.                                                            44,878
28400            MELDISCO K-M GUAYAMA, N.Y., INC.                                                            46,851
28401            MELDISCO K-M HENDERSON, NEV., INC.                                                          23,421
28402            MELDISCO K-M CHARLEVOIX, MI., INC.                                                          25,105
28403            MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                                70,054
28404            MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                   19,896
28405            MELDISCO K-M NORTHPORT, AL., INC.                                                           20,419
28406            MELDISCO K-M OXON HILL, MD., INC.                                                           40,996
28407            MELDISCO K-M ORANGE CITY, FL., INC.                                                         21,979
28408            MELDISCO K-M OAK PARK, MI., INC.                                                            42,223
28409            MELDISCO K-M NORTH BERGEN, N.J., INC.                                                       44,164
28410            MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                      39,083
28411            MELDISCO K-M KENT, WASH., INC.                                                              39,784
28412            MELDISCO K-M ONTARIO, ORE., INC.                                                            23,153
28413            MELDISCO K-M GONZALES, LA., INC.                                                            17,324
28414            MELDISCO K-M BURNHAM, PA., INC.                                                             26,634
28415            MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                   16,488
28416            MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                           781
28417            MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                                  656
28418            MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                                 19,410
28419            MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                   21,585
28420            Highland Mall Footaction, Inc.                                                                   0
28421            Military Circle Footaction, Inc.                                                                 0
28422            Mall of Abilene Footaction, Inc.                                                                 0
28423            Santurce Footaction, Inc.                                                                        0
28424            Sikes Center Footaction, Inc                                                                     0
28425            Newburgh Mall Footaction, Inc.                                                                   0
28426            Newport City Thom McAn, Inc                                                                    300
28427            Marquette Mall Footaction, Inc.                                                                  0
28428            Granite Run Fan Club, Inc.                                                                     143
28429            Gadsden Mall Footaction, Inc.                                                                  243
28430            MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                     630
28431            MELDISCO/PAY LESS MEAD, WA., INC.                                                              632
28432            MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                      31,853
28433            Georgia Square Footaction, Inc.                                                                  0
28434            Great Northwest Footaction, Inc.                                                                 0
28435            Hamilton Place Footaction, Inc.                                                                638
28436            Sharpstown Center Footaction, Inc.                                                          16,900
28437            Roosevelt Mall (PA) Footaction, Inc.                                                           213
28438            Great Mall Footaction, Inc.                                                                      0
28439            Mall Del Norte Footaction, Inc.                                                                980
28440            Valle Vista Footaction, Inc.                                                                    57
28441            Metro North Footaction, Inc.                                                                     0
28442            Natick Mall Footaction, Inc.                                                                    15
28443            North East Footaction, Inc.                                                                      0
28444            Independence Center Footaction, Inc.                                                           115
28445            West Oaks Footaction, Inc.                                                                   1,145


                                       26

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28446            South Plains Footaction, Inc.                                                                    0
28447            Southlake Mall Footaction, Inc.                                                                  0
28448            Tucson Mall Footaction, Inc.                                                                     0
28449            Town East Footaction, Inc.                                                                  11,209
28450            University Footaction, Inc.                                                                      0
28451            Solomon Pond Footaction, Inc.                                                                    0
28452            Warner Robins Galleria Footaction, Inc.                                                          0
28453            Carolina East Footaction, Inc.                                                               2,417
28454            Camp Wisdom Footaction, Inc.                                                                 1,651
28455            MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                     0
28456            Capital Footaction, Inc.                                                                         0
28457            Boynton Beach Footaction, Inc.                                                                   0
28458            Annapolis Mall Footaction, Inc.                                                                 57
28459            Citadel Mall Footaction, Inc.                                                                    0
28460            Steamtown Footaction, Inc.                                                                      25
28461            St. Clair FootAction, Inc.                                                                       0
28462            Pasadena Towne Square Footaction, Inc.                                                       4,408
28463            Mt. Berry Square Footaction, Inc,                                                              336
28464            MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                      0
28465            Tyrone Square Footaction, Inc.                                                                   0
28466            OAK HOLLOW FOOTACTION, INC.                                                                      0
28467            Mall at 163rd St. Footaction, Inc.                                                               0
28468            Northgate Footaction, Inc.                                                                       0
28469            Magnolia Mall Footaction, Inc.                                                                   0
28470            Columbia Center Footaction, Inc.                                                                 0
28471            FOUR SEASONS FOOTACTION, INC.                                                                1,100
28472            Greenspoint Footaction, Inc.                                                                 5,100
28473            Gulf View Square Footaction Inc.                                                                 0
28474            Golden East Crossing Footation, Inc.                                                         4,500
28475            Hudson Mall Footaction, Inc.                                                                    91
28476            Spring Hill Footaction, Inc.                                                                     0
28477            Taylor Township Footaction, Inc                                                                  0
28478            Broward Mall Footaction, Inc.                                                                    0
28479            Fairgrounds Sq. Footaction, Inc.                                                                73
28480            Oak Park Footaction, Inc.                                                                        0
28481            Kenner Footaction, Inc.                                                                        323
28482            Old Hickory Mall Footaction, Inc.                                                                0
28483            SOUTH SQUARE MALL FOOTACTION, INC.                                                               0
28484            W. Mifflin Footaction, Inc.                                                                      0
28485            Lakeland Square Footaction, Inc.                                                                 0
28486            Westgate Mall Footaction, Inc.                                                                   0
28487            TWIN RIVERS MALL FOOTACTION, INC.                                                                0
28488            Anderson Footaction, Inc.                                                                        0
28489            MELDISCO K-M PROVO, UT., INC.                                                               21,264
28490            MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                     32,419
28491            MELDISCO K-M RIO PIEDRAS, PR., INC.                                                         26,567
28492            MELDISCO K-M GRAYLING, MI, INC.                                                             28,507
28493            MELDISCO K-M GRAYSON, KY., INC.                                                             30,116
28494            MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                     22,957
28495            MELDISCO K-M HAVRE, MONT., INC.                                                             31,827
28496            MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                      69,183
28497            MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                                  20,873
28498            MELDISCO K-M GREENVILLE, MI., INC.                                                          38,042
28499            MELDISCO K-M HESPERIA, CA., INC.                                                            30,523
28500            MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                    17,182
28501            MELDISCO K-M LANTANA, FLA., INC.                                                            39,973
28502            MELDISCO K-M LANGHORNE, PA., INC.                                                           32,101


                                       27

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28503            MELDISCO K-M HUTCHINSON, KAN., INC.                                                         13,021
28504            MELDISCO K-M LAWTON, OKLA., INC.                                                            18,795
28505            MELDISCO K-M MT. PLEASANT, MICH., INC.                                                      30,373
28506            MELDISCO K-M HALSTEAD ST., MICH., INC.                                                      18,521
28507            MELDISCO K-M HILLTOP DR., CALIF., INC.                                                      24,781
28508            MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                   19,775
28509            MELDISCO K-M HUNTINGTON IND INC                                                             19,834
28510            MELDISCO K-M HORSEHEADS, N.Y., INC.                                                         29,550
28511            MELDISCO K-M LEWISTON, ID., INC.                                                            25,479
28512            MELDISCO K-M LONGMONT, COLO., INC.                                                          26,806
28513            MELDISCO K-M HAMPTON, VA., INC.                                                             23,345
28514            MELDISCO K-M HEMET, CALIF., INC.                                                            26,198
28515            MELDISCO K-M HOBBS, N.M., INC.                                                              14,714
28516            MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                     17,906
28517            MELDISCO K-M JEFFERSON CITY, MO., INC.                                                      24,329
28518            MELDISCO K-M KALISPELL, MO., INC.                                                           28,914
28519            MELDISCO K-M LONGVIEW, TX., INC.                                                            14,577
28520            MELDISCO K-M MAIN ST., WISC., INC.                                                          15,490
28521            MELDISCO K-M LOUISVILLE, KY., INC.                                                          29,751
28522            MELDISCO K-M HYANNIS, MASS., INC.                                                           92,001
28523            MELDISCO K-M KINGSPORT, TENN., INC.                                                         23,683
28524            MELDISCO K-M JACKSON, TENN., INC.                                                           26,459
28525            MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                       21,694
28526            MELDISCO K-M HWY. 33, VA., INC.                                                             27,310
28527            MELDISCO K-M MALL BLVD., PA., INC.                                                          36,865
28528            MELDISCO K-M LAKE PARK, FLA., INC.                                                          43,705
28529            MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                      24,858
28530            MELDISCO K-M LAS CRUCES, N.M., INC.                                                         15,937
28531            MELDISCO K-M HOOKSETT, N.H., INC.                                                           28,900
28532            MELDISCO K-M HELENA, MONT., INC.                                                            19,548
28533            MELDISCO K-M HAYWARD, CALIF., INC.                                                          31,522
28534            MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                     26,491
28535            MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                   23,121
28536            MILES MELDISCO K-M CIRCLE, KY., INC.                                                        34,327
28537            MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                                20,603
28538            MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                        0
28539            MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                                 38,878
28540            MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                                 22,883
28541            MILES MELDISCO K-M CEDAR ST., MICH., INC.                                                   45,129
28542            MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                                 30,385
28543            MILES MELDISCO K-M BUTLER ST., PA., INC.                                                    25,254
28544            MILES MELDISCO K-M BLOOMINGTON IND INC                                                      15,223
28545            MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                               21,932
28546            MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                   33,518
28547            MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                                  28,976
28548            MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                   21,287
28549            MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                                 74,355
28550            MILES MELDISCO K-M BEACH BLVD FLA INC                                                       37,400
28551            MILES MELDISCO K-M BANISTER RD., MO., INC.                                                  19,489
28552            MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                       29,986
28553            MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                                  43,001
28554            MILES MELDISCO K-M BISCAYNE FLA INC                                                         59,292
28555            MILES MELDISCO K-M 72ND ST., WASH., INC.                                                    40,856
28556            MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                                34,598
28557            MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                           185,996
28558            MILES MELDISCO K-M ARVADA, COLO., INC.                                                      24,360
28559            MILES MELDISCO K-M BISMARK, N. DAK., INC.                                                   44,168


                                       28

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28560            MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                            44,243
28561            MILES MELDISCO K-M 2873 W., PA., INC.                                                       29,191
28562            MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                                23,283
28563            MILES MELDISCO K-M AVE., J., CALIF., INC.                                                   26,813
28564            MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                            23,379
28565            MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                            41,381
28566            MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                       18,469
28567            MILES MELDISCO K-M 66 ST FLA INC                                                            29,521
28568            MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                                29,096
28569            MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                                  28,221
28570            MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                                  19,480
28571            MILES MELDISCO K-M 9TH ST., FLA., INC.                                                      26,355
28572            MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                    33,101
28573            MILES MELDISCO K-M CUDAHY, WISC., INC.                                                      27,983
28574            MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                   25,129
28575            MILES MELDISCO K-M EL CAJON, CALIF., INC.                                                   38,432
28576            MILES MELDISCO K-M DENVER, INC.                                                             25,907
28577            MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                   47,402
28578            MILES MELDISCO K-M DES PLAINES, INC.                                                        38,053
28579            MILES MELDISCO K-M DIXIE, KY., INC.                                                         38,263
28580            MILES MELDISCO K-M DORAVILLE, GA., INC.                                                     65,505
28581            MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                      23,421
28582            MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                     19,083
28583            MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                     11,186
28584            MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                        32,166
28585            MELDISCO K-M SHEBOYGAN, WISC., INC.                                                         17,339
28586            MELDISCO K-M MURFREESBORO, TENN., INC.                                                      16,035
28587            MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                   29,060
28588            MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                      14,824
28589            MELDISCO K-M LAKE ORION, MICH., INC.                                                        25,370
28590            MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                                18,221
28591            MELDISCO K-M ST. AUGUSTINE, FLA., INC.                                                      15,983
28592            MELDISCO K-M. ACTON, MASS., INC.                                                            23,003
28593            MELDISCO K-M ELLICOTT CITY, MD., INC.                                                       26,176
28594            MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                      38,921
28595            MELDISCO K-M SEASIDE, CA., INC.                                                             19,107
28596            MELDISCO K-M BROOKHAVEN, PA., INC.                                                          24,589
28597            MELDISCO K-M SAYRE, PA., INC.                                                               27,056
28598            MELDISCO K-M NEWBURYPORT, MASS., INC.                                                       15,723
28599            MELDISCO K-M SHERIDAN, WYO., INC.                                                           16,681
28600            MELDISCO K-M LA PORTE IND INC                                                               16,992
28601            MELDISCO K-M FALL RIVER, MASS., INC.                                                        38,924
28602            MELDISCO K-M FEDERAL HWY., FLA., INC.                                                       39,907
28603            MELDISCO K-M NEW CASTLE, PA., INC.                                                          26,392
28604            MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                                  21,727
28605            MELDISCO K-M WAYNESBORO, PA., INC.                                                          18,687
28606            MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                      39,160
28607            MELDISCO K-M BELLE VERNON, PA., INC.                                                        27,523
28608            MELDISCO K-M HERNDON, VA., INC.                                                             56,063
28609            MELDISCO K-M WATERTOWN, CT., INC.                                                           33,164
28610            MELDISCO K-M WILLIAMSPORT, PA., INC.                                                        32,954
28611            MELDISCO K-M EAGLEVILLE, PA., INC.                                                          18,436
28612            MELDISCO K-M GLASSBORO, N.J., INC.                                                          31,117
28613            MELDISCO K-M MARYVILLE, TENN., INC.                                                         23,008
28614            MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                     23,126
28615            MELDISCO K-M SUNLAND, CA., INC.                                                             18,281
28616            NEW LENOX, ILL., MELDISCO K-M, INC.                                                         26,717


                                       29

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28617            MELDISCO K-M BERWICK, PA., INC.                                                             23,773
28618            MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                      77,233
28619            MELDISCO K-M LAKE TAHOE, CA., INC.                                                          40,523
28620            MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                    12,279
28621            MELDISCO K-M ALLENTOWN, PA., INC.                                                           45,780
28622            MELDISCO K-M CORTLAND, N.Y., INC.                                                           32,852
28623            MELDISCO K-M AUGUSTA, MAINE, INC.                                                           20,362
28624            MELDISCO K-M MEADEVILLE, PA., INC.                                                          21,952
28625            MELDISCO K-M E. STROUDSBURG, PA., INC.                                                      44,909
28626            MELDISCO K-M LANCASTER, PA., INC.                                                           22,387
28627            MELDISCO K-M RIO GRANDE, N.J., INC.                                                         61,518
28628            PONTIAC, ILL., MELDISCO K-M, INC.                                                           16,455
28629            PULASKI, ILL., MELDISCO K-M, INC.                                                           50,666
28630            MELDISCO K-M CLAYMONT, DEL., INC.                                                           21,428
28631            MELDISCO K-M GOLDSBORO, N.C., INC.                                                          18,640
28632            MELDISCO K-M WATERVILLE, MAINE, INC.                                                        34,371
28633            MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                       68,822
28634            MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                   18,234
28635            MELDISCO K-M CHEBOYGAN, MICH., INC.                                                         24,895
28636            MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                   14,356
28637            MELDISCO K-M KINSTON, N. C., INC.                                                           15,063
28638            MELDISCO K-M SARALAND, ALA., INC.                                                           17,152
28639            MELDISCO K-M JAMESTOWN, N.D.,INC.                                                           18,442
28640            MELDISCO K-M ENDICOTT, N.Y., INC.                                                           27,425
28641            MELDISCO K-M QUAKERTOWN, PA., INC.                                                          28,125
28642            MELDISCO K-M KOKOMO, IN., INC.                                                              16,516
28643            MELDISCO K-M CINCINNATI, OHIO, INC.                                                         23,903
28644            MELDISCO K-M PIERRE, S.D., INC.                                                             17,898
28645            MELDISCO K-M WOODBRIDGE, VA., INC.                                                          42,080
28646            MELDISCO K-M LEBANON, TENN., INC.                                                           16,074
28647            MELDISCO K-M CHATTANOOGA, TN., INC.                                                         12,955
28648            MELDISCO K-M SPRINGFIELD, MA., INC.                                                         54,013
28649            MELDISCO K-M RICHMOND, MICH., INC.                                                          29,691
28650            MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                     28,848
28651            MELDISCO K-M PLACERVILLE, CA., INC.                                                         23,674
28652            MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                                  29,910
28653            MELDISCO K-M ALBERTVILLE, ALA., INC.                                                        20,246
28654            MELDISCO K-M WINONA, MINN., INC.                                                            22,034
28655            MELDISCO K-M O'FALLON, MO., INC.                                                            20,074
28656            MELDISCO K-M 3020 12TH ST., S.D., INC.                                                      20,850
28657            MELDISCO K-M WEST BEND, WISC., INC.                                                         11,520
28658            MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                      40,618
28659            MELDISCO K-M WEST CHESTER, PA., INC.                                                        19,747
28660            MELDISCO K-M TEXARKANA, TX., INC.                                                           11,103
28661            MELDISCO K-M DANVILLE, KY., INC.                                                            18,637
28662            MELDISCO K-M FRACKVILLE, PA., INC.                                                          27,799
28663            MORTON, ILL., MELDISCO K-M, INC.                                                            15,639
28664            MELDISCO K-M WEST STATE ST., N.Y., INC.                                                     57,972
28665            MELDISCO K-M ALMA, MICH., INC.                                                              21,452
28666            MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                     22,656
28667            MELDISCO K-M KEARNEY, N.J., INC.                                                            70,130
28668            MELDISCO K-M E. 10TH ST., S.D., INC.                                                        20,795
28669            MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                       56,391
28670            MELDISCO K-M PARAMUS, N.J., INC.                                                            54,047
28671            MELDISCO K-M CLOSTER, N.J., INC.                                                            47,934
28672            MELDISCO K-M GRASS VALLEY, CA., INC.                                                        35,930
28673            MELDISCO K-M KEARNS, UT., INC.                                                              25,955


                                       30

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28674            MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                       10,467
28675            MELDISCO K-M MADISON HGTS, MICH., INC.                                                      53,001
28676            MELDISCO K-M MARIETTA, OH., INC.                                                            23,872
28677            MELDISCO K-M MADISON ST., TN., INC.                                                         12,352
28678            MELDISCO K-M RICHLANDS, VA., INC.                                                           24,853
28679            MELDISCO K-M BROWNSBURG IN INC                                                              15,763
28680            MELDISCO K-M CODY, WY., INC.                                                                12,819
28681            WOODSTOCK, ILL., MELDISCO K-M, INC.                                                         18,570
28682            MT. VERNON, ILL., MELDISCO K-M, INC.                                                        16,298
28683            MELDISCO K-M PETALUMA, CA., INC.                                                            26,276
28684            MELDISCO K-M ROMEO, MICH., INC.                                                             18,585
28685            MELDISCO K-M OUTER LOOP, KY., INC.                                                          26,836
28686            BELL RD., ILL., MELDISCO K-M, INC.                                                          20,934
28687            S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                     32,140
28688            MELDISCO K-M CLINTON, MD., INC.                                                             39,611
28689            MELDISCO K-M CROSSVILLE, TENN., INC.                                                        18,550
28690            MELDISCO K-M LEAVENWORTH, KS., INC.                                                         14,323
28691            MELDISCO K-M SCOTTSBORO, ALA., INC.                                                         12,315
28692            MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                   27,619
28693            MELDISCO K-M WILMINGTON, N.C., INC.                                                         23,451
28694            MELDISCO K-M XYLON AVE., MINN., INC.                                                        27,925
28695            MELDISCO K-M ZANESVILLE, OHIO, INC.                                                         23,464
28696            MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                              36,839
28697            MELDISCO K-M VINCENNES IND INC                                                              12,313
28698            MELDISCO K-M WAYNE, N.J. INC.                                                               79,780
28699            MELDISCO K-M WEIRTON W. VA., INC.                                                           19,010
28700            MELDISCO K-M WESTLAKE, OHIO, INC.                                                           21,742
28701            MELDISCO K-M FARMINGTON, N.M., INC.                                                         27,000
28702            MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                                  23,784
28703            MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                                  28,453
28704            MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                     31,085
28705            MELDISCO K-M FAIRBORN, OHIO, INC.                                                           13,201
28706            MELDISCO K-M FT. MITCHELL, KY., INC.                                                        23,686
28707            MELDISCO K-M MINNETONKA, MINN., INC.                                                        28,516
28708            MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                         37,246
28709            MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                           50,171
28710            MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                                  71,971
28711            MELDISCO K-M GREENWOOD IND INC                                                              23,226
28712            MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                       29,414
28713            MELDISCO K-M GRAY AVE., CALIF., INC.                                                        16,963
28714            MELDISCO K-M GREENWOOD, S.C., INC.                                                          19,946
28715            MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                                   18,337
28716            MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                    30,832
28717            MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                               94,996
28718            MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                      16,709
28719            MELDISCO K-M WILLOW GROVE, PA., INC.                                                        21,932
28720            MELDISCO K-M FEASTERVILLE, PA., INC.                                                        22,570
28721            MELDISCO K-M GREAT FALLS, MONT., INC.                                                       27,429
28722            MELDISCO K-M HALES CORNERS, WISC., INC.                                                     26,648
28723            MELDISCO K-M W. 65TH ST., OHIO, INC.                                                        32,891
28724            MELDISCO K-M GREENVILLE, OHIO, INC.                                                         13,439
28725            MELDISCO K-M W. LEBANON, N.H., INC.                                                         45,435
28726            MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                   43,238
28727            MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                      26,456
28728            MELDISCO K-M GREENVILLE, MISS., INC.                                                        18,679
28729            MELDISCO K-M WASHINGTON ST IND INC                                                          61,658
28730            MELDISCO K-M WARMINSTER, PA.,INC.                                                           24,424


                                       31

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28731            MELDISCO K-M WALLA WALLA, WASH., INC.                                                       24,600
28732            MELDISCO K-M WABASH AVE., MD., INC.                                                         43,194
28733            MELDISCO K-M W.PATRICK, MD., INC.                                                           41,813
28734            MELDISCO K-M WATSON BLVD., GA., INC.                                                        19,650
28735            MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                                  28,205
28736            MELDISCO K-M WATERBURY, CONN., INC.                                                         46,495
28737            MELDISCO K-M MILFORD, MASS., INC.                                                           31,126
28738            MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                    31,175
28739            MELDISCO K-M MERCERVILLE RD., N.J., INC                                                     53,407
28740            MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                   19,279
28741            MELDISCO K-M MIAMISBURG, OHIO, INC.                                                         20,696
28742            MELDISCO K-M MERRILLVILLE INC                                                               34,631
28743            MELDISCO K-M OREM UTAH, INC.                                                                19,251
28744            MILES MELDISCO K-M RAPID CITY, S.D., INC.                                                   51,123
28745            MELDISCO K-M ST ALBANS W. VA., INC.                                                         24,513
28746            MELDISCO K-M STADIUM DR., MICH., INC.                                                       21,784
28747            MELDISCO K-M STEVENS POINT, WISC., INC.                                                     16,264
28748            MELDISCO K-M MODESTA, CAL., INC.                                                            32,398
28749            MELDISCO K-M MISSOULA, MONT., INC.                                                          24,766
28750            MELDISCO K-M MILFORD, OHIO, INC.                                                            26,672
28751            MELDISCO K-M STURGIS, MICH., INC.                                                           23,814
28752            MELDISCO K-M SUMTER, S.C., INC.                                                             20,545
28753            MELDISCO K-M MOOSIC, PA., INC.                                                              34,539
28754            MELDISCO K-M NEW IBERIA, LA, INC.                                                           19,214
28755            MELDISCO K-M NEWARK, CALIF., INC.                                                           58,291
28756            MELDISCO K-M NEWPORT NEWS, VA., INC.                                                        15,053
28757            MELDISCO K-M SAUGAS, MASS., INC.                                                            52,096
28758            MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                   27,501
28759            MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                      16,059
28760            MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                        11,955
28761            MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                           43,724
28762            MELDISCO K-M NORRISTOWN, PA., INC.                                                          24,796
28763            MELDISCO K-M NORTH CANTON, OHIO, INC.                                                       34,838
28764            MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                               30,585
28765            MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                    15,803
28766            MELDISCO K-M NINE MILE RD., VA., INC.                                                       40,341
28767            MELDISCO K-M NAPLES, FLA., INC                                                              17,297
28768            MELDISCO K-M NAMPA, ID., INC.                                                               28,475
28769            MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                        55,772
28770            MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                                34,333
28771            MELDISCO K-M MENOMINEE, MICH., INC.                                                         23,691
28772            MELDISCO K-M MASON CITY, IOWA, INC.                                                         17,154
28773            MELDISCO K-M MANHATTAN, KS., INC.                                                            9,086
28774            MELDISCO K-M MANTUA, N.J., INC.                                                             51,105
28775            MELDISCO K-M MARYLAND AVE., MINN., INC.                                                     43,036
28776            MELDISCO K-M MARLTON, N.J., INC.                                                            19,814
28777            MELDISCO K-M TACOMA, WASH., INC.                                                            31,830
28778            MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                    24,047
28779            MELDISCO K-M SINCLAIR LANE, MD., INC.                                                       33,940
28780            MELDISCO K-M SOQUEL,CALIF.,INC.                                                             24,916
28781            MELDISCO K-M SILVER SPRING, MD., INC.                                                      105,382
28782            MELDISCO K-M NAZARETH PIKE, PA., INC.                                                       35,768
28783            MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                       36,763
28784            MELDISCO K-M MUSKOGEE,OKLA.,INC                                                             16,520
28785            MELDISCO K-M MORRISTOWN, TENN., INC.                                                        23,818
28786            MELDISCO K-M SHELBY, N.C., INC.                                                             21,262
28787            MELDISCO K-M SHELBURKE RD., VT., INC.                                                       34,954


                                       32

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28788            MELDISCO K-M SIOUX CITY, IOWA, INC.                                                         25,892
28789            MELDISCO K-M MANASSAS, VA., INC.                                                            59,795
28790            MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                      21,337
28791            MELDISCO K-M N. AVE., COLO., INC.                                                           19,544
28792            MELDISCO K-M UTICA, MICH., INC.                                                             21,598
28793            MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                     34,861
28794            MELDISCO K-M VERNON, CONN., INC.                                                            48,752
28795            MELDISCO K-M VENICE, FLA., INC.                                                             14,737
28796            MELDISCO K-M VALPARAISO, IND., INC.                                                         16,523
28797            MELDISCO K-M VALLEY PLAZA, MD., INC.                                                        46,860
28798            MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                       37,666
28799            MELDISCO K-M TUALATIN, ORE., INC.                                                           26,551
28800            MELDISCO K-M TOMS RIVER, N.J., INC.                                                         47,368
28801            MELDISCO K-M TOLEDO, OHIO, INC.                                                             17,565
28802            MELDISCO K-M TIFTON, GA., INC.                                                              18,761
28803            MELDISCO K-M VALENCIA, CALIF., INC.                                                         31,302
28804            MELDISCO K-M TULSA, OKLA., INC.                                                             20,680
28805            MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                        37,405
28806            MELDISCO K-M U. S. RTE, 309, PA., INC.                                                      34,675
28807            MELDISCO K-M PLATTE WOODS, MO., INC.                                                        14,061
28808            MELDISCO K-M PERU IND INC                                                                   16,814
28809            MELDISCO K-M PLAZA MALL, NJ., INC.                                                          68,842
28810            MELDISCO K-M PONTIAC, MICH., INC.                                                           24,612
28811            MELDISCO K-M PORTAGE, MICH., INC.                                                           36,190
28812            MELDISCO K-M READING, PA., INC.                                                             24,963
28813            MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                       40,771
28814            MELDISCO K-M PASADENA, MD., INC.                                                            33,580
28815            MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                      13,533
28816            MELDISCO K-M PADUCAH, KY., INC.                                                             27,449
28817            MELDISCO K-M PARKERSBURG W. VA., INC.                                                       21,192
28818            MELDISCO K-M SANTA FE, N.M., INC.                                                           34,905
28819            MELDISCO K-M TALLMADGE, OHIO, INC.                                                          35,837
28820            MELDISCO K-M REED ROAD, PA., INC.                                                           18,907
28821            MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                      22,240
28822            MELDISCO K-M ROSWELL, N.M., INC.                                                            16,473
28823            MELDISCO K-M ROCK HILL, S.C., INC.                                                          25,000
28824            MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                     691
28825            MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                  65,230
28826            MELDISCO K-M ROCHESTER, MICH., INC.                                                         32,087
28827            MELDISCO K-M RIVERSIDE, CALIF., INC.                                                        28,951
28828            MELDISCO K-M RENSSELAER, N.Y. INC.                                                          28,673
28829            MILES MELDISCO K-M N. DIVISION, WASH., INC.                                                 37,983
28830            MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                               37,167
28831            MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                     23,111
28832            MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                                  31,314
28833            MILES MELDISCO K-M OCALA,FLA.,INC.                                                          25,920
28834            MILES MELDISCO K-M NORTH GATE, INC.                                                         22,482
28835            MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                                 32,821
28836            MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                                   0
28837            MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                   19,426
28838            MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                                20,711
28839            MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                     24,325
28840            MILES MELDISCO K-M ORANGE, CALIF., INC.                                                     17,023
28841            MILES MELDISCO K-M PATRICIO, P. R., INC.                                                   104,651
28842            MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                     16,808
28843            MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                               27,207
28844            MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                                  15,506


                                       33

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28845            MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                                21,963
28846            MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                               24,443
28847            MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                                 17,606
28848            MILES MELDISCO K-M MISSION ST., ORE., INC.                                                  31,683
28849            MILES MELDISCO K-M MINOT, N.D., INC.                                                        39,332
28850            MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                               41,246
28851            MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                                 46,171
28852            MILES MELDISCO K-M MONROE, MICH., INC.                                                      31,912
28853            MILES MELDISCO K-M MORRELL, TENN., INC.                                                     21,846
28854            MILES MELDISCO K-M MOSS ST., CALIF., INC.                                                   73,241
28855            MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                    44,723
28856            MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                         0
28857            MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                    46,584
28858            MILES MELDISCO K-M MCKINLEY AVE IND INC                                                     31,346
28859            MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                 28,627
28860            MILES MELDISCO K-M MERRIAM, INC.                                                            21,109
28861            MILES MELDISCO K-M MESA, ARIZ., INC.                                                        29,750
28862            MILES MELDISCO K-M PUEBLO, COLO., INC.                                                      26,839
28863            MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                   20,549
28864            MILES MELDISCO K-M MADERA RD., CALIF., INC.                                                 20,653
28865            MILES MELDISCO K-M MADISON, TENN., INC.                                                     37,186
28866            MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                   22,620
28867            MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                   56,337
28868            MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                   19,280
28869            MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                                  16,736
28870            MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                   25,978
28871            MILES MELDISCO K-M LOMBARD, ILL., INC.                                                      24,026
28872            Gurnee Mills Fan Club, Inc.                                                                      0
28873            Hickory Hollow Mall Footaction, Inc.                                                             0
28874            Hickory Ridge Mall Footaction, Inc.                                                            107
28875            Highland Park Footaction, Inc.                                                                   0
28876            Hamtramck Footaction, Inc.                                                                       0
28877            Hallwood Footaction, Inc.                                                                    1,000
28878            Hamilton Fan Club, Inc.                                                                      9,787
28879            Tyler Mall Fan Club, Inc.                                                                        0
28880            Upper Darby Footaction, Inc.                                                                   157
28881            GETTY SQUARE FOOTACTION, INC.                                                                    0
28882            Grand Boulevard Footaction, Inc.                                                                 0
28883            Grand Rapids Footaction, Inc.                                                                   15
28884            Greenbriar Mall Footaction, Inc.                                                                 0
28885            Forest Hills Footaction, Inc.                                                                    0
28886            FAIRLANE MEADOWS FOOTACTION, INC.                                                                0
28887            Fox Hills (Cal.) Fan Club, Inc.                                                                  0
28888            Eastridge Fan Club, Inc.                                                                         0
28889            The Meadows Fan Club, Inc.                                                                       0
28890            The Village Footaction, Inc.                                                                     0
28891            Tower Center Footaction, Inc.                                                                    0
28892            Treasure Coast Mall Footaction, Inc.                                                             0
28893            Troy Footaction, Inc.                                                                        3,400
28894            Tukwila Open Country, Inc.                                                                       0
28895            Ladera Center Footaction, Inc.                                                                 390
28896            LAFAYETTE FOOTACTION, INC.                                                                     139
28897            Lakewood Fan Club, Inc.                                                                          0
28898            Lee Harvard Footaction, Inc.                                                                     0
28899            Leominster Fan Club, Inc.                                                                        0
28900            Lincoln Park Footaction, Inc.                                                                    0
28901            Lloyd Center Fan Club, Inc.                                                                      0


                                       34

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28902            Mall @ Barnes Crossing Footaction, Inc.                                                         71
28903            Macomb Mall Footaction, Inc.                                                                 1,300
28904            Mall De Aguilas Footaction, Inc.                                                                 0
28905            MARKET CENTER FOOTACTION, INC.                                                                   0
28906            Marketplace at Hollywood Footaction, Inc.                                                   11,773
28907            Quaker Bridge Open Country, Inc.                                                               220
28908            Fresno Fan Club, Inc.                                                                           25
28909            Freedom Mall Footaction, Inc.                                                                  116
28910            Sunbury Footaction, Inc.                                                                         0
28911            Sawgrass Fan Club, Inc.                                                                          0
28912            Padre Footaction, Inc.                                                                         900
28913            Vista Ridge Mall Footaction, Inc.                                                                0
28914            Washington Street Fan Club, Inc.                                                                 0
28915            WEST END MALL FOOTACTION, INC.                                                                   0
28916            Westgate Fan Club, Inc.                                                                          0
28917            Westland-Haileah Fan Club, Inc.                                                                  0
28918            Killeen Mall Footaction, Inc.                                                                    0
28919            Kings Plaza Fan Club, Inc.                                                                       0
28920            Lawndale Plaza Footaction, Inc.                                                                  0
28921            Dallas Galleria Footaction, Inc.                                                                 0
28922            Ala Moana Footaction, Inc.                                                                       0
28923            Del Amo Fan Club, Inc.                                                                           0
28924            Dartmouth Fan Club, Inc.                                                                       105
28925            Fairfield Commons Fan Club, Inc.                                                                45
28926            Cross County (N.Y.) Fan Club, Inc.                                                               0
28927            Chula Vista Fan Club, Inc.                                                                       0
28928            Alexandria Mall Footaction, Inc.                                                               262
28929            CROSSROADS CENTER FOOTACTION, INC.                                                           1,110
28930            Crossgates Fan Club, Inc.                                                                        0
28931            Square One Footaction, Inc.                                                                      0
28932            Southridge Footaction, Inc.                                                                      0
28933            Southland Mall Footaction, Inc.                                                                  0
28934            Solano Footaction, Inc.                                                                          0
28935            West Towne Footaction, Inc.                                                                      0
28936            Fiesta Footaction, Inc.                                                                          0
28937            Bel-Air Center Footaction, Inc.                                                                728
28938            Bel Air Mall Footaction, Inc.                                                                    0
28939            West Ridge Footaction, Inc.                                                                    169
28940            Deptford Open Country, Inc.                                                                     65
28941            Desoto Square Mall Footaction, Inc.                                                              0
28942            Dover Mall Footaction, Inc.                                                                      0
28943            Chatham Ridge Footaction, Inc.                                                                   0
28944            Cielo Vista Mall Footaction, Inc.                                                            1,400
28945            San Leandro Footaction, Inc.                                                                     0
28946            CITY PLACE LONG BEACH FOOTACTION, INC.                                                      11,351
28947            Ford City Footaction, Inc.                                                                      12
28948            Gentilly Woods Footaction, Inc.                                                              5,299
28949            Carson Mall Fan Club, Inc.                                                                       2
28950            CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                   2,002
28951            MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                    2,725
28952            Seatac Footaction, Inc.                                                                          0
28953            Westgate Footaction, Inc.                                                                        0
28954            Randall Park Footaction, Inc.                                                                    0
28955            Riverchase Footaction, Inc.                                                                      0
28956            Rimrock Footaction, Inc.                                                                         0
28957            Central City Mall Fan Club, Inc.                                                                 0
28958            Animas Mall Footaction, Inc.                                                                   711


                                       35

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


28959            Aventura Fan Club, Inc.                                                                          0
28960            Fair Oaks Footaction, Inc.                                                                     285
28961            EASTERN BOULEVARD FOOTACTION, INC.                                                               0
28962            Eastfield Open Country, Inc.                                                                    67
28963            Coventry Mall Fan Club, Inc.                                                                   207
28964            Cordova Mall Footaction, Inc.                                                                    0
28965            Bannister Mall Footaction, Inc.                                                                  0
28966            Carlsbad Fan Club, Inc.                                                                          0
28967            CAPITAL CENTRE FOOTACTION, INC.                                                                950
28968            Canterbury Square Footaction, Inc.                                                               0
28969            Cambridge Galleria Fan Club, Inc.                                                                0
28970            Broad Street Footaction, Inc.                                                                  132
28971            Bossier Mall Footaction, Inc.                                                                    0
28972            Bonita Fan Club, Inc.                                                                            0
28973            Bay Plaza Footaction, Inc                                                                       62
28974            164 North Star Mall Footaction, Inc.                                                             0
28975            87TH AND COTTAGE GROVE FOOTACTION, INC.                                                          0
28976            83 Central Mall Footaction, Inc.                                                                 0
28977            63rd & Western Footaction, Inc.                                                                  0
28978            34TH STREET FOOTACTION, INC.                                                                     0
28979            1162 Valla Linda Mall Footaction, Inc.                                                         593
28980            305 Northline Mall Footaction, Inc.                                                          2,000
28981            MELDISCO K-M BRISTOL, TENN., INC.                                                           18,526
28982            MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                            14,188
28983            MELDISCO K-M CHICO, CALIF., INC.                                                            19,326
28984            MELDISCO K-M BRIDGEVILLE, PA., INC.                                                         37,613
28985            MELDISCO K-M BROCKTON, MASS., INC.                                                          41,671
28986            MELDISCO K-M BRICKTOWN, N.J., INC.                                                          23,123
28987            MELDISCO K-M BREMERTON, WASH., INC.                                                         23,992
28988            MELDISCO K-M CHILLI, N.Y., INC.                                                             36,417
28989            MELDISCO K-M BOZEMAN, MONT., INC.                                                           20,811
28990            MELDISCO K-M CHAMBERSBURG, PA., INC.                                                        28,954
28991            MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                      16,923
28992            MELDISCO K-M BURTON, MICH., INC.                                                            33,499
28993            MELDISCO K-M CLEARWATER, FLA., INC.                                                         25,331
28994            MELDISCO K-M BURLINGTON, N.J., INC.                                                         26,444
28995            MELDISCO K-M BURLINGTON, IOWA, INC.                                                         15,833
28996            MELDISCO K-M BRUNSWICK, OHIO, INC.                                                          25,649
28997            MELDISCO K-M CHARLESTON, W.VA., INC.                                                        40,259
28998            MELDISCO K-M BRANDON,FLA.,INC                                                               34,557
28999            MELDISCO K-M BOUNTIFUL, UTAH INC.                                                           21,055
29000            MELDISCO K-M BOSSIER CITY, LA., INC.                                                        25,433
29001            MELDISCO K-M BLAINE, MINN., INC.                                                            37,330
29002            MELDISCO K-M IRMO, S.C., INC.                                                               12,159
29003            MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                             16,176
29004            MELDISCO K-M HOWELL, N.J., INC.                                                             26,843
29005            MELDISCO K-M HOLLISTER, CA., INC.                                                           26,081
29006            MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                                 21,418
29007            MELDISCO K-M INVERNESS, FL., INC.                                                           16,916
29008            MELDISCO K-M HYATTSVILLE MD., INC.                                                          98,313
29009            MELDISCO K-M HOPKINSVILLE, KY., INC.                                                        14,605
29010            MELDISCO K-M IONIA, MICH., INC.                                                             29,432
29011            MELDISCO K-M KEY WEST, FL., INC.                                                            26,809
29012            MELDISCO K-M HOLMES, PA., INC.                                                              53,639
29013            MELDISCO K-M JONESBORO, GA., INC.                                                           29,159
29014            MELDISCO K-M LIBERTY, MO., INC.                                                             16,038
29015            MELDISCO K-M LEXINGTON, SC., INC.                                                           19,705


                                       36

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29016            MELDISCO K-M IDAHO FALLS, ID., INC.                                                         24,682
29017            MELDISCO K-M JACKSON, WY., INC.                                                             30,978
29018            MELDISCO K-M IWILEI, HI., INC.                                                              66,342
29019            MELDISCO K-M KINGSBURG, CA., INC.                                                           16,350
29020            MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                    27,786
29021            MELDISCO K-M LAKE MARY, FL., INC.                                                           19,447
29022            MELDISCO K-M JUAN DIAZ, P.R., INC.                                                          60,880
29023            MELDISCO K-M LEVITTOWN, NY., INC.                                                           40,609
29024            MELDISCO K-M KINGSLAND, GA., INC.                                                           14,804
29025            MELDISCO K-M LENEXA, KS., INC.                                                              13,447
29026            MELDISCO K-M LEMOORE, CA., INC.                                                             20,988
29027            MELDISCO K-M INDIO, CA., INC.                                                               43,723
29028            MELDISCO K-M PARADISE, CA., INC.                                                            20,312
29029            MELDISCO K-M COOS BAY, ORE., INC.                                                           21,294
29030            MELDISCO K-M DAVIS RD., CA., INC.                                                           44,260
29031            MELDISCO K-M GRAND BLANC, MICH., INC.                                                       17,599
29032            MELDISCO K-M GLENMONT, N.Y., INC.                                                           22,648
29033            MELDISCO K-M MT. PLEASANT, S.C., INC.                                                       10,272
29034            MELDISCO K-M CARROLLTON, GA., INC.                                                          18,511
29035            MELDISCO K-M ROCHESTER, N.H., INC.                                                          24,166
29036            MELDISCO K-M KISSIMMEE, FLA., INC.                                                          43,687
29037            MELDISCO K-M KEARNY, MO., INC.                                                              16,001
29038            MELDISCO K-M MONTANA BLVD., TX., INC.                                                       77,012
29039            MELDISCO K-M HERKIMER, N.Y., INC.                                                           34,268
29040            MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                                  29,533
29041            MELDISCO K-M KILLEEN, TX., INC.                                                             28,014
29042            MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                     30,133
29043            MELDISCO K-M MORGANTON, N.C., INC.                                                          17,309
29044            MELDISCO K-M CHEROKEE, IOWA, INC.                                                           12,063
29045            MELDISCO K-M BENNINGTON, VT., INC.                                                          22,557
29046            MELDISCO K-M EASTON, PA., INC.                                                              38,776
29047            MELDISCO K-M PIKEVILLE, KY., INC.                                                           27,398
29048            MELDISCO K-M NEWPORT, KY., INC.                                                             22,989
29049            MELDISCO K-M WEST 3RD ST., CA., INC.                                                        51,687
29050            MELDISCO K-M DICKINSON, N.D., INC.                                                          18,736
29051            MELDISCO K-M OELWEIN, IOWA, INC.                                                            14,035
29052            MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                   15,337
29053            MELDISCO K-M DAVIE, FLA., INC.                                                              44,588
29054            MELDISCO K-M BOONE, N.C., INC.                                                              14,829
29055            MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                      19,128
29056            MELDISCO K-M RED OAK, IOWA, INC.                                                             8,675
29057            MELDISCO K-M PALMER, MASS., INC.                                                            25,526
29058            MELDISCO K-M HUNTINGTON, W.VA., INC.                                                        21,706
29059            MELDISCO K-M SANFORD, N.C., INC.                                                            17,010
29060            MELDISCO K-M RATON, N. M., INC.                                                             14,523
29061            MELDISCO K-M REIDSVILLE, N.C., INC.                                                         19,100
29062            MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                      14,944
29063            MELDISCO K-M MOORHEAD, MINN., INC.                                                          23,346
29064            MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                           0
29065            MELDISCO K-M FERGUS FALLS, MINN., INC.                                                      18,254
29066            ALTON, ILL., MELDISCO K-M, INC.                                                             24,076
29067            MELDISCO K-M FORT ATKINSON, WISC., INC.                                                      9,694
29068            MELDISCO K-M SARASOTA, FLA., INC.                                                           24,086
29069            MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                             28,932
29070            MELDISCO K-M PUYALLUP, WASH., INC.                                                          22,333
29071            MELDISCO K-M NATIONAL RD IND INC                                                            21,757
29072            MELDISCO K-M RIDGE RD., N.Y., INC.                                                          30,231


                                       37

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29073            MELDISCO K-M AVENEL, N.J., INC.                                                             47,581
29074            MELDISCO K-M FAIRFAX, VA., INC.                                                             38,363
29075            MELDISCO K-M SYKESVILLE, MD., INC.                                                          22,641
29076            MELDISCO K-M CORBIN, KY., INC.                                                              29,154
29077            MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                      47,488
29078            MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                                 20,968
29079            MILES MELDISCO K-M HAINES RD., PA., INC.                                                    28,147
29080            MILES MELDISCO K-M GROSEBECK, MICH., INC.                                                   30,793
29081            MILES MELDISCO K-M GREENFIELD, WISC., INC.                                                  31,004
29082            MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                                 41,546
29083            MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                                  31,934
29084            MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                                36,355
29085            MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                  29,108
29086            MILES MELDISCO K-M HOLLYWOOD FLA INC                                                        42,528
29087            MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                             45,692
29088            MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                             33,290
29089            MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                                   18,226
29090            MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                            43,367
29091            MILES MELDISCO K-M GREEN BAY, INC.                                                          35,967
29092            MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                                 32,899
29093            MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                                 27,521
29094            MILES MELDISCO K-M JANESVILLE, WISC., INC.                                                  14,450
29095            MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                                  17,301
29096            MILES MELDISCO K-M H'WAY 24, MO., INC.                                                      21,634
29097            MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                               58,694
29098            MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                                   45,143
29099            MILES MELDISCO K-M HIALEAH FLA INC                                                          84,953
29100            MILES MELDISCO K-M HAZLET, N.J. INC.                                                        45,013
29101            CROSS CREEK MALL FOOTACTION, INC.                                                              500
29102            Tri-County Footaction, Inc.                                                                      0
29103            Northland Center Footaction, Inc.                                                            6,000
29104            Pembroke Lakes Footaction, Inc.                                                                  0
29105            Harper Woods FootAction, Inc.                                                                6,900
29106            Western Hills Footaction, Inc.                                                                   0
29107            Columbia Mall Footaction, Inc.                                                              17,575
29108            Cumberland Footaction, Inc.                                                                    107
29109            Santa Anita Fan Club, Inc.                                                                       0
29110            South Shore Footaction, Inc.                                                                    14
29111            Kenwood Footaction, Inc.                                                                         0
29112            Columbus Mall Footaction, Inc.                                                                 240
29113            Crossroads FootAction, Inc.                                                                  1,320
29114            Northgate Footaction, Inc.                                                                   3,374
29115            Great Northern Open Country, Inc.                                                                0
29116            Merced Mall Footaction, Inc.                                                                   138
29117            Montgomery Mall Footaction, Inc.                                                                 0
29118            Ingleside Open Country, Inc.                                                                     0
29119            North Shore Footaction, Inc.                                                                     0
29120            Homiguero Footaction, Inc                                                                       55
29121            Northwest Mall Footaction, Inc.                                                             15,100
29122            Oglethorpe Footaction, Inc.                                                                      0
29123            Charleston Footaction, Inc.                                                                  1,400
29124            First Colony Footaction, Inc                                                                   659
29125            CRABTREE VALLEY FOOTACTION, INC.                                                             5,278
29126            San Angelo Footaction, Inc.                                                                      0
29127            San Cados Footaction, Inc.                                                                       0
29128            Rolling Acres Open Country, Inc.                                                                 0
29129            River Falls Footaction, Inc.                                                                    35


                                       38

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29130            Grand Avenue Footaction, Inc.                                                                3,600
29131            Glendale Center Footaction, Inc.                                                                48
29132            Dedham Mall Fan Club, Inc.                                                                       0
29133            Lynnwood Footaction, Inc.                                                                      279
29134            Metrocenter Mall Footaction, Inc.                                                               25
29135            Green Acres Open Country, Inc.                                                                 216
29136            Roosevelt Field Open Country, Inc.                                                               0
29137            Hickory Point Footaction, Inc.                                                                   0
29138            Fort Steuben Mall Footaction, Inc.                                                               0
29139            Eagle Rock Plaza Footaction, Inc.                                                              283
29140            MELDISCO K-M LONDON, OHIO, INC.                                                             19,871
29141            MELDISCO K-M LONDON, KY., INC.                                                              21,841
29142            MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                        75,825
29143            MELDISCO K-M MARTINSBURG, W. VA., INC.                                                      39,886
29144            MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                                72,100
29145            Midway Mall Footaction, Inc.                                                                     0
29146            Mainland Mall Footaction, Inc.                                                                   0
29147            N. County Fair (CA) Footaction, Inc.                                                           514
29148            Deerbrook Mall Footaction, Inc.                                                                156
29149            Jacksonville Mall Footaction, Inc.                                                               0
29150            River Center Footaction, Inc.                                                                    0
29151            Rio Piedras Footaction, Inc.                                                                     0
29152            Lufkin Mall Footaction                                                                           0
29153            Boulevard Mall Footaction, Inc.                                                                  0
29154            Mondawmin Footaction, Inc.                                                                       0
29155            Mall of America Footaction, Inc.                                                                 0
29156            Coliseum-Hampton Footaction, Inc.                                                              148
29157            Pine Bluff Footaction, Inc.                                                                  1,100
29158            Galleria at Sunset Footaction, Inc.                                                            417
29159            MELDISCO K-M CRANSTON, R.I., INC.                                                           69,522
29160            MELDISCO K-M CRAIG, COLO., INC.                                                             20,703
29161            MELDISCO K-M CONWAY, S.C., INC.                                                             12,858
29162            MELDISCO K-M COLUMBUS, MISS., INC.                                                          26,980
29163            MELDISCO K-M CLERMONT, FLA., INC.                                                           25,564
29164            MELDISCO K-M CLEMMONS, N.C., INC.                                                           18,180
29165            MELDISCO K-M CHARLES CITY, IA., INC.                                                        20,548
29166            MELDISCO K-M CENTRE, AL., INC.                                                              11,174
29167            MELDISCO K-M CAYEY, N.Y., INC.                                                              45,833
29168            MELDISCO K-M CARLISLE, PA., INC.                                                            23,203
29169            MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                          28,459
29170            MELDISCO K-M DE LAND, FLA., INC.                                                            16,569
29171            MELDISCO K-M DEFIANCE, OH., INC.                                                            31,369
29172            MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                    41,917
29173            MELDISCO K-M DEMING, N.M. INC.                                                              19,580
29174            MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                     14,641
29175            MILES MELDISCO K-M ACCESS, TENN., INC.                                                      16,401
29176            MILES MELDISCO K-M ANDERSON, S.C., INC.                                                     16,246
29177            MELDISCO K-M WELLSVILLE, N.Y., INC.                                                         38,349
29178            MELDISCO K-M WAYNESBORO, VA., INC.                                                          33,750
29179            MELDISCO K-M WAYCROSS RD., OH., INC.                                                        22,980
29180            MELDISCO K-M WINCHESTER RD., TN., INC.                                                      37,841
29181            MELDISCO K-M WIND GAP, PA., INC.                                                            39,715
29182            MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                             24,842
29183            MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                                74,033
29184            MILES MELDISCO K-M 84TH AVE., COLO., INC.                                                   48,665
29185            PEORIA, IL., MELDISCO K-M, INC.                                                             20,361
29186            MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                   33,644


                                       39

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29187            MILES MELDISCO K-M PORT HURON, MICH., INC.                                                  55,686
29188            VILLA PARK, ILL., MELDISCO K-M, INC.                                                        29,925
29189            ROUND LAKE, ILL., MELDISCO K-M, INC.                                                        35,269
29190            PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                        544
29191            MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                              17,486
29192            MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                     18,725
29193            NORRIDGE, IL., MELDISCO K-M, INC.                                                           80,925
29194            OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                              43,978
29195            MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                                  25,093
29196            MILES MELDISCO K-M ROME, GA., INC.                                                          27,992
29197            MILES MELDISCO K-M TEAL IND INC                                                             31,025
29198            MILES MELDISCO K-M CLARKSVILLE IND INC                                                      17,328
29199            MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                             24,054
29200            MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                     83,711
29201            MILES MELDISCO K-M GREELEY, COLO., INC.                                                     29,089
29202            MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                                   30,090
29203            MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                                 17,334
29204            MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                   11,061
29205            MELDISCO K-M 2606 ZION RD., KY., INC.                                                       17,176
29206            MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                                   19,863
29207            MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                              27,371
29208            MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                              23,127
29209            MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                    16,892
29210            MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                     19,583
29211            MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                    13,340
29212            MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                                  15,939
29213            MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                         46,362
29214            MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                    18,425
29215            MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                    22,961
29216            MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                                  9,913
29217            MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                               18,490
29218            MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                                   44,623
29219            MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                    33,320
29220            MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                   18,531
29221            MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                            18,586
29222            MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                                 22,269
29223            MELDISCO K-M 1401 SPRING ST., MI., INC.                                                     20,499
29224            MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                              15,083
29225            MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                                21,772
29226            MELDISCO K-M ALLIANCE, NEB., INC.                                                            9,139
29227            MELDISCO K-M ALEXANDRIA, MN., INC.                                                          24,139
29228            MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                               25,325
29229            MELDISCO K-M ABINGDON, VA., INC.                                                            30,847
29230            MELDISCO K-M AGUADILLA, N.Y., INC.                                                          76,060
29231            MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                              23,339
29232            MELDISCO K-M 8601K WEST M-55, MI., INC.                                                     27,661
29233            MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                                  35,643
29234            MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                                25,007
29235            MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                     14,908
29236            MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                    15,458
29237            MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                    30,392
29238            MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                               28,056
29239            MELDISCO K-M 3790 THIRD ST., FL., INC.                                                      29,064
29240            MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                                  23,136
29241            MELDISCO K-M 3655 PLANK RD., VA., INC.                                                      31,276
29242            MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                               20,346
29243            MELDISCO K-M 2110 SO. M-76, MI., INC.                                                       40,275


                                       40

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29244            MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                               26,052
29245            MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                             18,549
29246            MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                   19,239
29247            MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                                  25,323
29248            MELDISCO K-M SOUTHBURY, CT., INC.                                                           40,354
29249            MELDISCO K-M CAMINO DR., CAL., INC.                                                         13,256
29250            MELDISCO K-M VIRGINIA, MN., INC.                                                            24,670
29251            MELDISCO K-M THEODORE, ALA., INC.                                                           24,995
29252            MELDISCO K-M THREE NOTCH RD., MD., INC.                                                     30,041
29253            MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                        31,775
29254            MELDISCO K-M TITUSVILLE, FL., INC.                                                          14,790
29255            MELDISCO K-M TOLLESON, AZ., INC.                                                            23,439
29256            MELDISCO K-M TURNER LAKE RD., GA., INC.                                                     19,380
29257            MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                                  20,483
29258            MELDISCO K-M VEGA BAJA, P.R., INC.                                                          49,561
29259            MELDISCO K-M VERNAL, UT., INC.                                                              15,307
29260            MELDISCO K-M WILLIAMSBURG, VA., INC.                                                        27,988
29261            MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                       69,455
29262            MELDISCO K-M TEMECULA, CA., INC.                                                            24,155
29263            MELDISCO K-M SWEETWATER, TN., INC.                                                          18,965
29264            MELDISCO K-M THE DALLES, OR., INC.                                                          28,179
29265            MELDISCO K-M SOMERVILLE, N.J., INC.                                                         24,342
29266            MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                       22,276
29267            MELDISCO K-M SPANAWAY, WA., INC.                                                            27,092
29268            MELDISCO K-M SPRINGBORO, OH., INC.                                                          17,454
29269            MELDISCO K-M SPEARFISH, SD., INC.                                                           18,976
29270            MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                       30,742
29271            MELDISCO K-M COX CREEK, AL., INC.                                                           26,617
29272            MELDISCO K-M CROSSTOWN RD., GA., INC.                                                       15,038
29273            MELDISCO K-M CORVALLIS, OR., INC.                                                           27,698
29274            MELDISCO K-M GILLETTE, WYO., INC.                                                           25,206
29275            MELDISCO K-M EASLEY, S.C., INC.                                                             18,747
29276            MELDISCO K-M WASCO, CA., INC.                                                               25,035
29277            MELDISCO K-M WEBSTER, NY., INC.                                                             43,222
29278            MELDISCO K-M WENATCHEE, WASH., INC.                                                         23,395
29279            MELDISCO K-M WEST ALLIS, WI., INC.                                                          33,746
29280            MELDISCO K-M WEST BABYLON, N.Y., INC.                                                       59,729
29281            MELDISCO K-M SWEETWATER, TX., INC.                                                          13,419
29282            MELDISCO K-M WEST BROADWAY, IN., INC.                                                       10,202
29283            MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                    21,543
29284            MELDISCO K-M WEXFORD, PA., INC.                                                             29,968
29285            MELDISCO K-M WAUPACA, WI., INC.                                                             22,641
29286            MELDISCO K-M WESTWOOD, N.J.                                                                 41,986
29287            MELDISCO K-M SPRINGFIELD, MO., INC.                                                         17,466
29288            Dallas Feet, Inc.                                                                               18
29289            SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                        923
29290            Pembroke Feet, Inc.                                                                              8
29291            Jackson Feet, Inc.                                                                               0
29292            Austin Feet, Inc.                                                                                0
29293            East 41st Street Feet, Inc.                                                                  2,359
29294            Sanford Feet, Inc.                                                                               0
29295            Germantown Pkwy. Feet, Inc.                                                                      0
29296            Cortana Feet, Inc.                                                                               0
29297            Knoxville Feet, Inc.                                                                            20
29298            Independence Feet, Inc.                                                                      1,558
29299            Westheimer Feet, Inc.                                                                           21
29300            Lewisville Feet, Inc.                                                                            0


                                       41

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29301            San Pedro Avenue Feet, Inc.                                                                     46
29302            Ft. Lauderdale Feet, Inc.                                                                      148
29303            Cutler Avenue Feet, Inc.                                                                         0
29304            Arlington Feet, Inc.                                                                           592
29305            Tulsa Feet, Inc.                                                                                 0
29306            Plano Feet, Inc.                                                                                19
29307            El Paso Feet, Inc.                                                                               0
29308            Albuquerque Feet, Inc.                                                                           0
29309            MELDISCO K-M MANTECA, CA., INC.                                                             15,950
29310            MELDISCO K-M MANAHAWKIN, N.J., INC.                                                         39,257
29311            Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                                38,855
29312            MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                                   45,023
29313            MELDISCO K-M MILTON, FLA., INC.                                                             19,263
29314            MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                       29,579
29315            MELDISCO K-M MATAMORAS, PA., INC.                                                           49,424
29316            MELDISCO K-M MAYAGUEZ, PR., INC.                                                            52,124
29317            MELDISCO K-M MENTOR, OHIO, INC.                                                             56,909
29318            MELDISCO K-M FREMONT, OH., INC.                                                             35,575
29319            MELDISCO K-M HUMMELSTOWN, PA., INC.                                                         22,147
29320            MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                              42,212
29321            MELDISCO K-M LAKEPORT, CA., INC.                                                            21,707
29322            MELDISCO K-M LAREDO, TX., INC.                                                             167,968
29323            MELDISCO K-M KENTON, OHIO, INC.                                                             24,966
29324            MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                      50,449
29325            MELDISCO K-M LACKAWANNA, N.Y., INC.                                                         58,228
29326            MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                                   24,991
29327            MELDISCO K-M FENTON, MICH., INC.                                                            38,391
29328            MELDISCO K-M GASTONIA, N.C., INC.                                                           31,041
29329            MELDISCO K-M HANOVER, PA., INC.                                                                980
29330            MELDISCO K-M HASTINGS, NEB., INC.                                                           13,379
29331            MELDISCO K-M HONESDALE, PA., INC.                                                           32,594
29332            MELDISCO K-M HONOLULU, N.Y., INC.                                                           48,522
29333            MELDISCO K-M JOHNSON CITY, TN., INC.                                                        33,746
29334            MELDISCO K-M JACKSONVILLE, FLA., INC.                                                       26,245
29335            MELDISCO K-M JACKSON, MICH., INC.                                                           31,611
29336            MELDISCO K-M FORT ST. & PA., MI., INC.                                                      61,772
29337            MELDISCO K-M RUTLAND, VT., INC.                                                             34,107
29338            MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                       91,804
29339            MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                                   51,498
29340            MELDISCO K-M SANDY, UTAH, INC.                                                              23,309
29341            MELDISCO K-M SIDNEY, N.Y., INC.                                                             45,723
29342            MELDISCO K-M SOUTHAVEN, MISS., INC.                                                         45,687
29343            MELDISCO K-M TOWANDA, PA., INC.                                                             33,522
29344            MELDISCO K-M ROBERT ST., MINN., INC.                                                        43,362
29345            MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                            35,911
29346            MELDISCO K-M WARWICK BLVD., VA., INC.                                                       39,081
29347            MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                    29,077
29348            MELDISCO K-M STUART, FLA., INC.                                                             23,266
29349            MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                             33,332
29350            MELDISCO K-M TAMUNING, GUAM, INC.                                                          113,373
29351            MELDISCO K-M TUSTIN, CA., INC.                                                              26,261
29352            MELDISCO K-M VERSAILLES, KY., INC.                                                          15,707
29353            MELDISCO K-M W. MARKET ST.,N.C.,INC                                                         32,598
29354            MELDISCO K-M WATERTOWN, N.Y., INC.                                                          35,907
29355            MELDISCO K-M WALNUTPORT, PA., INC.                                                          44,288
29356            MELDISCO K-M WARREN, OHIO, INC.                                                             65,768
29357            MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                        33,465


                                       42

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29358            MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                      29,030
29359            MELDISCO K-M NEW LEBANON, OH., INC.                                                         20,082
29360            MELDISCO K-M OAK HILL, WV., INC.                                                            21,454
29361            MELDISCO K-M OVERTON CROSSING, TENN., INC.                                                  46,315
29362            MELDISCO K-M PARSIPPANY, N.J., INC.                                                         43,775
29363            MELDISCO K-M PELL CITY, AL., INC.                                                           12,286
29364            MELDISCO K-M PEORIA, ARIZ., INC.                                                            23,212
29365            MELDISCO K-M MORGANTOWN, WV., INC.                                                          30,725
29366            MELDISCO K-M LEWISBURG, WV., INC.                                                           19,649
29367            1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                                  16,223
29368            MELDISCO K-M PERRY, FLA., INC.                                                               9,945
29369            MELDISCO K-M PLATTEVILLE, WISC., INC.                                                       19,005
29370            MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                                  46,469
29371            MELDISCO K-M PORT ROYAL, FLA., INC.                                                         62,255
29372            MELDISCO K-M ST. CROIX, N.Y., INC.                                                          38,543
29373            MELDISCO K-M PORTAGE IN INC                                                                 37,624
29374            MELDISCO K-M POWAY, CA., INC.                                                               13,375
29375            MELDISCO K-M POWER RD., AZ., INC.                                                           28,234
29376            MELDISCO K-M N. 32 ST., ARIZ., INC.                                                         28,552
29377            MELDISCO K-M N. AUGUSTA, S.C., INC.                                                         14,916
29378            MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                       72,092
29379            MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                                   57,526
29380            MELDISCO K-M PR #22 & PR #18, PR., INC.                                                    105,258
29381            MELDISCO K-M PUTNAM, CONN., INC.                                                            33,269
29382            MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                      41,371
29383            MELDISCO K-M QUEENSBURY, N.Y., INC.                                                         57,682
29384            MELDISCO K-M RENO, PA., INC.                                                                27,847
29385            MELDISCO K-M DECATUR IND INC                                                                20,236
29386            MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                                 14,828
29387            MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                                   30,595
29388            MELDISCO K-M COLLEGE AVE., CA., INC.                                                        27,249
29389            MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                       30,808
29390            MELDISCO K-M COLUMBIA, PA., INC.                                                            24,900
29391            MELDISCO K-M EMMET ST., NEB., INC.                                                          27,329
29392            MELDISCO K-M COLUMBUS, IN., INC.                                                            16,216
29393            MELDISCO K-M ELLENTON, FL., INC.                                                            20,869
29394            MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                       27,979
29395            MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                              48,190
29396            MELDISCO K-M McMURRAY, PA., INC.                                                            31,246
29397            MELDISCO K-M DRAPER, UT., INC.                                                              17,919
29398            MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                                  16,304
29399            MELDISCO K-M DETROIT LAKES, MN., INC.                                                       23,879
29400            MELDISCO K-M CLEVELAND, TN., INC.                                                           18,496
29401            MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                       29,938
29402            MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                                 36,940
29403            MELDISCO K-M DOYLESTOWN, PA., INC.                                                          34,778
29404            MELDISCO K-M ELKINS, W.VA., INC.                                                            19,213
29405            MELDISCO K-M HARRISON, OH., INC.                                                            27,129
29406            MELDISCO K-M HILLMAN ST., CA., INC.                                                         26,665
29407            MELDISCO K-M HWY. #127, KY., INC.                                                           21,852
29408            MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                    26,170
29409            MELDISCO K-M CORINTH, MS., INC.                                                             20,164
29410            MELDISCO K-M COUNTY LINE RD., CA., INC.                                                     50,804
29411            MELDISCO K-M CLARKSVILLE, TENN., INC.                                                       22,302
29412            MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                    14,203
29413            MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                      57,050
29414            MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                                  46,692


                                       43

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29415            MELDISCO K-M COALINGA, CA., INC.                                                            19,173
29416            MELDISCO K-M CLINTON, TN., INC.                                                             16,570
29417            MELDISCO K-M CLINTON, OKLA., INC.                                                           14,259
29418            MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                      27,757
29419            MELDISCO K-M CLARKSBURG, WV., INC                                                           27,869
29420            MELDISCO K-M COMERIO AVE., PR., INC.                                                        61,597
29421            HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                    20,764
29422            GRANITE CITY, ILL., MELDISCO K-M, INC.                                                      20,288
29423            FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                      39,579
29424            MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                                14,632
29425            MELDISCO K-M ABERDEEN, S.D., INC.                                                           19,343
29426            JOLIET, ILL., MELDISCO K-M, INC.                                                            25,755
29427            MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                       22,913
29428            EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                           22,419
29429            MELDISCO K-M 18 MILE RD., MICH., INC.                                                       25,560
29430            MELDISCO K-M CONOVER, NC., INC.                                                             23,984
29431            EMPIRE, ILL., MELDISCO K-M, INC.                                                            21,819
29432            CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                        17,545
29433            23RD AVE., ILL., MELDISCO K-M, INC.                                                         21,195
29434            MELDISCO K-M BELLEVILLE, MICH., INC.                                                        30,549
29435            MELDISCO K-M BEAVERTON, ORE., INC.                                                          40,950
29436            MELDISCO K-M BAY RD., MICH., INC.                                                           31,887
29437            BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                     40,911
29438            CARBONDALE, ILL., MELDISCO K-M, INC.                                                        16,038
29439            BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                        52,271
29440            MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                     10,753
29441            MELDISCO K-M AUBURN, ALA., INC.                                                             16,055
29442            MELDISCO K-M BELLINGHAM, WASH., INC.                                                        31,892
29443            MELDISCO K-M APALACHEE PKW., FLA, INC                                                       18,786
29444            MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                      16,064
29445            MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                                  32,860
29446            MELDISCO K-M 52ND ST., WISC., INC.                                                          32,345
29447            MELDISCO K-M 34TH ST., FLA., INC.                                                           26,997
29448            MELDISCO K-M BILLERICA, MASS., INC.                                                         26,443
29449            MELDISCO K-M BERLIN, N.J., INC.                                                             26,711
29450            MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                                  37,209
29451            MELDISCO K-M SENECA, S.C., INC.                                                             12,474
29452            MELDISCO K-M ST JOHN IN INC                                                                 18,613
29453            MELDISCO K-M PERRYSBURG, OH., INC.                                                          11,829
29454            MELDISCO K-M PARRISH AVE., KY., INC.                                                        14,961
29455            MELDISCO K-M MONTICELLO, MN., INC.                                                          31,057
29456            MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                   23,065
29457            MELDISCO K-M PACE PARKWAY, GA., INC.                                                        20,499
29458            MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                                  24,051
29459            MELDISCO K-M ANNISTON, ALA., INC.                                                           15,679
29460            MELDISCO K-M 4570 LADSON ROAD,   INC.                                                       14,586
29461            MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                   21,327
29462            MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                      56,326
29463            MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                                 29,469
29464            MELDISCO K-M SMYRNA, TN., INC.                                                              15,738
29465            MELDISCO K-M SHOW LOW, AZ., INC.                                                            24,567
29466            SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                                   36,820
29467            MELDISCO K-M SHIPPENSBURG, PA., INC.                                                        18,657
29468            MELDISCO K-M SHAWANO, WI., INC.                                                             16,033
29469            MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                                 118,920
29470            MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                    16,838
29471            MELDISCO K-M HASTINGS, MI., INC.                                                            33,867


                                       44

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


29472            MILES MELDISCO K-M CASPER, WYO., INC.                                                       37,945
29473            STREATOR, IL., MELDISCO K-M, INC.                                                           12,385
29474            MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                                   34,913
29475            MELDISCO K-M PHENIX CITY, ALA., INC.                                                        19,052
29476            MELDISCO K-M OSCODA, MI, INC.                                                               37,307
29477            MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                                23,970
29478            MELDISCO K-M HERMITAGE, PA., INC.                                                           26,146
29479            MELDISCO K-M GLASGOW, KY., INC.                                                             20,308
29480            MELDISCO K-M ELKVIEW, W.V., INC.                                                            30,711
29481            MELDISCO K-M RACINE, WISC., INC.                                                            27,990
29482            MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                                61,626
29483            MELDISCO K-M WALL, NJ., INC.                                                                44,835
29484            MELDISCO K-M GLENDIVE, MONT., INC.                                                          13,643
29485            MELDISCO K-M GLEN BURNIE, MD., INC.                                                         42,165
29486            MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                                22,752
29487            MELDISCO K-M CORNELIA, GA., INC.                                                            19,931
29488            MELDISCO K-M PRICE, UT., INC.                                                               16,088
29489            MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                     26,522
29490            MELDISCO K-M HIGH RIDGE, MO., INC.                                                          15,779
29491            MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                      14,187
29492            MELDISCO K-M HAMILTON, MT., INC.                                                            32,400
29493            MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                     19,449
29494            MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                                   0
29495            MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                       1,479
29496            MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                       353
29497            MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                    336
29498            MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                        0
29499            MELDISCO/PAY LESS HENDERSON, NV., INC.                                                         645
27055            SHOE ZONE #8417                                                                             20,327
27066            SHOE ZONE 8438, INC.                                                                        62,940
                                                                                           TOTAL         61,309,566


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report




ADDITIONAL DATA                                                                                       SCHEDULE 4

 ----------------------------------------------------------------------------------------------------------------
 CASH SUMMARY
                                                                                                          Amount
                                                                                                          ------
 Total Cash                                                                                              $ 126.5

 ----------------------------------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------------------------------------------
                                                          ACCOUNTS RECEIVABLE AGING SUMMARY
 ----------------------------------------------------------------------------------------------------------------
                                                       Athletic       Meldisco
                                                       Division       Division        Corporate           Total
                                               ------------------------------------------------------------------

 0 to 30 days old                                         0.5            4.3               1.0               5.8
 31 to 60 days old                                          -            0.3               0.6               0.9
 61 to 90 days old                                          -            0.2                 -               0.2
 91+ days old                                             2.6            1.2               0.2               4.0
                                               ------------------------------------------------------------------

 Total Accounts Receivable                                3.1            6.0               1.8              10.9
 Amount considered uncollectable                         (1.3)          (0.3)             (0.3)             (1.9)
                                               ------------------------------------------------------------------

 Net Accounts Receivable                                  1.8            5.7               1.5               9.0
 ----------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------
                                                      SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
 ----------------------------------------------------------------------------------------------------------------
                                                      Athletic       Meldisco
                                                      Division       Division        Corporate           Total
                                               ------------------------------------------------------------------
 # of days past due
 ------------------
 current                                                    -           47.5               1.4              48.9
 0 to 30 days past due                                      -            6.8                 -               6.8
 31 to 60 days past due                                   0.1            0.1                 -               0.2
 61 to 90 days past due                                   0.9            0.1               0.1               1.1
 91+ days past due                                       (2.3)           0.5               0.1              (1.7)
                                               ------------------------------------------------------------------

 Total Accounts Payable                     **           (1.3)          55.0               1.6              55.3
 ----------------------------------------------------------------------------------------------------------------
 ** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise


                                       18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report


 ADDITIONAL DATA (CONTINUED)                                                                   SCHEDULE 4 (CONTINUED)

 -------------------------------------------------------------------------------------------------------------------------------
            SUMMARY OF TAXES PAYABLE
 -------------------------------------------------------------------------------------------------------------------------------
                                       BEGINNING      AMOUNT                                                             ENDING
                                         TAX          WITHHELD OR      AMOUNT          DATE           CHECK NO.           TAX
                                       LIABILITY      ACCRUED          PAID            PAID            OR EFT          LIABILITY
 ================================================================================================================================
  Federal
 --------------------------------------------------------------------------------------------------------------------------------
  Withholding                              0.7            1.1            1.2           various          EFT                  0.6
 --------------------------------------------------------------------------------------------------------------------------------
  FICA-employee & employer                 1.1            1.4            1.3           various          EFT                  1.2
 --------------------------------------------------------------------------------------------------------------------------------
  Unemployment                               -              -              -           various          EFT                   -
 --------------------------------------------------------------------------------------------------------------------------------
  Income                                  (5.5)          (1.3)           0.1                                               (6.9)
 --------------------------------------------------------------------------------------------------------------------------------
  Other:_________                          3.4            0.1              -                                                3.5
 --------------------------------------------------------------------------------------------------------------------------------
     Total Federal Taxes                  (0.3)           1.3            2.6                                               (1.6)
 --------------------------------------------------------------------------------------------------------------------------------
  State and Local
 --------------------------------------------------------------------------------------------------------------------------------
  Withholding                              0.4            0.3            0.3           various          EFT & checks        0.4
 --------------------------------------------------------------------------------------------------------------------------------
  Sales                                   (0.6)             -            0.1        Sept 15 & 20        EFT & checks       (0.7)
 --------------------------------------------------------------------------------------------------------------------------------
  Excise                                   2.6            0.2              -                                                2.8
 --------------------------------------------------------------------------------------------------------------------------------
  Unemployment                             0.2              -              -           various          EFT & checks        0.2
 --------------------------------------------------------------------------------------------------------------------------------
  Real Property                            1.4              -              -           various          EFT & checks        1.4
 --------------------------------------------------------------------------------------------------------------------------------
  Personal Property                        3.3           (0.1)             -                                                3.2
 --------------------------------------------------------------------------------------------------------------------------------
  Income                                   4.3              -            0.3                                                4.0
 --------------------------------------------------------------------------------------------------------------------------------
  Other:____Local                                                                                                             -
 --------------------------------------------------------------------------------------------------------------------------------
     Total State and Local                11.6            0.4            0.7                                               11.3
 --------------------------------------------------------------------------------------------------------------------------------
  Total Taxes                             11.3            1.7            3.3                 -                 -            9.7
 --------------------------------------------------------------------------------------------------------------------------------
 note: the above includes provisions for all tax liabilites, both pre and post-petition.



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
September 2004 Monthly Operating Report




CERTIFICATIONS                                                       SCHEDULE 5


Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    October 28, 2004                     By:   /s/ Richard L. Robbins
         -------------------------                  ----------------------------



Title:   Senior V.P. of Financial
         Reporting & Controls                 Name: Richard L. Robbins
         -------------------------                  ----------------------------



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